EXHIBIT 10.229


================================================================================




                  PAXSON COMMUNICATIONS CORPORATION, as Issuer,

                     the SUBSIDIARY GUARANTORS named herein

                                       and

                        THE BANK OF NEW YORK, as Trustee

                              ---------------------

                                    INDENTURE

                          Dated as of January 12, 2004

                              ---------------------

                             $365,000,000 aggregate
                                principal amount

                   Senior Secured Floating Rate Notes due 2010




================================================================================

                                TABLE OF CONTENTS



                                                                                                                 Page
                                                                                                                 ----
                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.        Definitions..................................................................................1
Section 1.02.        Other Definitions...........................................................................26
Section 1.03.        Incorporation by Reference of Trust Indenture Act...........................................26
Section 1.04.        Rules of Construction.......................................................................27

                                    ARTICLE 2

                                    THE NOTES

Section 2.01.        Form and Dating.............................................................................27
Section 2.02.        Execution and Authentication................................................................28
Section 2.03.        Registrar, Paying Agent and Calculation Agent...............................................29
Section 2.04.        Paying Agent to Hold Money in Trust.........................................................29
Section 2.05.        Holder Lists................................................................................29
Section 2.06.        Transfer and Exchange.......................................................................30
Section 2.07.        Replacement Notes...........................................................................40
Section 2.08.        Outstanding Notes...........................................................................40
Section 2.09.        Temporary Notes.............................................................................40
Section 2.10.        Cancellation................................................................................40
Section 2.11.        Defaulted Interest..........................................................................41
Section 2.12.        Deposit of Moneys...........................................................................41
Section 2.13.        CUSIP Number................................................................................41

                                    ARTICLE 3

                                   REDEMPTION

Section 3.01.        Notices to Trustee..........................................................................41
Section 3.02.        Selection by Trustee of Notes to Be Redeemed................................................41
Section 3.03.        Notice of Redemption........................................................................42
Section 3.04.        Effect of Notice of Redemption..............................................................42
Section 3.05.        Deposit of Redemption Price.................................................................43
Section 3.06.        Notes Redeemed in Part......................................................................43

                                    ARTICLE 4

                                    COVENANTS

Section 4.01.        Payment of Notes............................................................................43
Section 4.02.        Commission Reports..........................................................................43
Section 4.03.        Waiver of Stay, Extension or Usury Laws.....................................................44
Section 4.04.        Compliance Certificate......................................................................44


                                                                                                                 Page
                                                                                                                 ----
Section 4.05.        Taxes.......................................................................................45
Section 4.06.        Limitation on Debt..........................................................................45
Section 4.07.        Limitation on Issuance or Sale of Capital Stock of Restricted Subsidiaries..................46
Section 4.08.        Limitation on Restricted Payments...........................................................47
Section 4.09.        Limitation on Liens.........................................................................49
Section 4.10.        Limitation on Asset Sales...................................................................49
Section 4.11.        Limitation on Transactions with Affiliates..................................................51
Section 4.12.        Limitation on Asset Sales of Principal Stations.............................................52
Section 4.13.        Designation of Restricted and Unrestricted Subsidiaries.....................................54
Section 4.14.        Future Subsidiary Guarantors................................................................55
Section 4.15.        Limitation on Restrictions on Distributions from Restricted Subsidiaries....................55
Section 4.16.        Payments for Consent........................................................................56
Section 4.17.        Corporate Existence.........................................................................56
Section 4.18.        Change of Control...........................................................................56
Section 4.19.        Maintenance of Office or Agency.............................................................57
Section 4.20.        Delivery of Station Appraisals..............................................................58
Section 4.21.        Maintenance of Station Value Coverage Ratio.................................................58
Section 4.22.        Designation of Net Available Cash from an Asset Sale as Available Basket
                         Proceeds upon Satisfaction of Station Value Coverage Requirements.......................58
Section 4.23.        Events of Loss..............................................................................59
Section 4.24.        Maintenance of Insurance....................................................................60
Section 4.25.        Certain Matters in Connection with FCC Licenses.............................................60
Section 4.26.        Designated Senior Debt......................................................................60

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

Section 5.01.        Limitation on Consolidation, Merger and Sale of Property....................................61
Section 5.02.        Successor Person Substituted................................................................63

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01.        Events of Default...........................................................................63
Section 6.02.        Acceleration................................................................................65
Section 6.03.        Other Remedies..............................................................................66
Section 6.04.        Waiver of Past Defaults and Events of Default...............................................66
Section 6.05.        Control by Majority.........................................................................66
Section 6.06.        Limitation on Suits.........................................................................67
Section 6.07.        Rights of Holders to Receive Payment........................................................67
Section 6.08.        Collection Suit by Trustee or Collateral Agent..............................................67
Section 6.09.        Trustee and Collateral Agent May File Proofs of Claim.......................................67
Section 6.10.        Priorities..................................................................................68
Section 6.11.        Undertaking for Costs.......................................................................69


                                                                                                                 Page
                                                                                                                 ----
                                    ARTICLE 7

                          TRUSTEE AND COLLATERAL AGENT

Section 7.01.        Duties of Trustee and Collateral Agent......................................................69
Section 7.02.        Rights of Trustee and Collateral Agent......................................................70
Section 7.03.        Individual Rights of Trustee and Collateral Agent...........................................71
Section 7.04.        Trustee's and Collateral Agent's Disclaimer.................................................71
Section 7.05.        Notice of Defaults..........................................................................72
Section 7.06.        Reports by Trustee to Holders...............................................................72
Section 7.07.        Compensation and Indemnity..................................................................72
Section 7.08.        Replacement of Trustee and Collateral Agent.................................................73
Section 7.09.        Successor Trustee or Collateral Agent by Consolidation, Merger or Conversion................74
Section 7.10.        Eligibility; Disqualification...............................................................74
Section 7.11.        Preferential Collection of Claims Against Company...........................................74
Section 7.12.        Paying Agents...............................................................................74

                                    ARTICLE 8

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.        Without Consent of Holders..................................................................75
Section 8.02.        With Consent of Holders.....................................................................76
Section 8.03.        [Intentionally omitted].....................................................................77
Section 8.04.        Revocation and Effect of Consents...........................................................77
Section 8.05.        Notation on or Exchange of Notes............................................................78
Section 8.06.        Trustee and Collateral Agent to Sign Amendments, etc........................................78

                                    ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.        Discharge of Indenture......................................................................78
Section 9.02.        Legal Defeasance............................................................................79
Section 9.03.        Covenant Defeasance.........................................................................79
Section 9.04.        Conditions to Defeasance or Covenant Defeasance.............................................80
Section 9.05.        Deposited Money and U.S. Government Obligations to Be Held in Trust;
                         Other Miscellaneous Provisions..........................................................81
Section 9.06.        Reinstatement...............................................................................81
Section 9.07.        Moneys Held by Paying Agent.................................................................82
Section 9.08.        Moneys Held by Trustee......................................................................82

                                   ARTICLE 10

                             GUARANTEE OF SECURITIES

Section 10.01.       Subsidiary Guarantee........................................................................82
Section 10.02.       Execution and Delivery of Guarantees........................................................83


                                                                                                                 Page
                                                                                                                 ----
Section 10.03.       Limitation of Subsidiary Guarantee..........................................................84
Section 10.04.       Additional Subsidiary Guarantors............................................................84
Section 10.05.       Release of Subsidiary Guarantor.............................................................84

                                   ARTICLE 11

                                   COLLATERAL

Section 11.01.       Security Documents; Additional Collateral; Substitute Collateral............................85
Section 11.02.       Recording, Registration and Opinions........................................................85
Section 11.03.       Release of Collateral.......................................................................86
Section 11.04.       Possession and Use of Collateral............................................................86
Section 11.05.       Specified Releases of Collateral............................................................86
Section 11.06.       Unconditional Release of Collateral From Lien of Indenture and Collateral Documents.........88
Section 11.07.       Form and Sufficiency of Release.............................................................89
Section 11.08.       Purchaser Protected.........................................................................89
Section 11.09.       Authorization of Actions to Be Taken by the Collateral Agent Under the Security Documents...89
Section 11.10.       Authorization of Receipt of Funds by the Trustee Under the Collateral Documents.............90
Section 11.11.       Powers Exercisable by Receiver or Collateral Agent..........................................90

                                   ARTICLE 12

                                  MISCELLANEOUS

Section 12.01.       [Intentionally Omitted].....................................................................90
Section 12.02.       Notices.....................................................................................90
Section 12.03.       Communications by Holders with Other Holders................................................91
Section 12.04.       Certificate and Opinion as to Conditions Precedent..........................................91
Section 12.05.       Statements Required in Certificate and Opinion..............................................92
Section 12.06.       When Treasury Notes Disregarded.............................................................92
Section 12.07.       Rules by Trustee, Collateral Agent and Agents...............................................92
Section 12.08.       Business Days; Legal Holidays...............................................................92
Section 12.09.       Governing Law...............................................................................92
Section 12.10.       No Adverse Interpretation of Other Agreements...............................................93
Section 12.11.       No Recourse Against Others..................................................................93
Section 12.12.       Successors..................................................................................93
Section 12.13.       Multiple Counterparts.......................................................................93
Section 12.14.       Table of Contents, Headings, etc............................................................93
Section 12.15.       Separability................................................................................94


Exhibits
--------
Exhibit A         Form of Notes................................................................................A-1
Exhibit B         Form of Certificate of Transfer..............................................................B-1
Exhibit C         Form of Certificate of Exchange..............................................................C-1
Exhibit D         Form of Certificate of Acquiring Institutional
                     Accredited Investors......................................................................D-1

                  INDENTURE, dated as of January 12, 2004, among PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation, as Issuer (the "Company"), the SUBSIDIARY GUARANTORS (as defined herein) parties hereto and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Senior Secured Floating Rate Notes due 2010 (the "Notes"):

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE


Section 1.01.     Definitions.
                  ------------

                  "144A Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Restricted Notes Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

                  "Acquired Debt" means Debt of a Person (including an Unrestricted Subsidiary) outstanding on the date on which such Person becomes a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person.

                  "Additional Assets" means:

                  (a) any Property (other than cash, cash equivalents and securities) to be owned by the Company or any Restricted Subsidiary and used in a Company Business; or

                  (b) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than the Company or another Restricted Subsidiary; provided, however, that such Restricted Subsidiary is primarily engaged in a Company Business.

                  "Affiliate" of any specified Person means:

                  (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; or

                  (b) any other Person who is a director or officer of

                           (1) such specified Person,

                           (2) any Subsidiary of such specified Person, or

                           (3) any Person described in clause (a) above.

For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Section 4.11 only, "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "After-Acquired Property" means Property acquired after the Issue Date which is of a type constituting Collateral under the Security Agreement.

                  "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository that apply to such transfer or exchange.

                  "Asset Sale" means any sale, lease, transfer, issuance or other disposition (or series of related sales, leases, transfers, issuances or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

                  (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares) or

                  (b) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary,

other than, in the case of clause (a) or (b) above,

                  (1) any disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Wholly Owned Restricted Subsidiary,

                  (2) any disposition that constitutes a Permitted Investment or Restricted Payment permitted by Section 4.08,

                  (3) any disposition effected in compliance with Section 5.01, and

                  (4) any disposition in a single transaction or a series of related transactions of assets for aggregate consideration of less than $1.0 million.

                  "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at any date of determination,

                  (a) if such Sale and Leaseback Transaction is a Capital Lease Obligation, the amount of Debt represented thereby according to the definition of "Capital Lease Obligations" and

                  (b) in all other instances, the present value (discounted at the interest rate borne by the Notes at such time, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "Available Basket Proceeds" means the aggregate amount of Net Available Cash designated as Available Basket Proceeds in accordance with
Section 4.22.

                  "Average Life" means, as of any date of determination, with respect to any Debt or Preferred Stock, the quotient obtained by dividing

                  (a) the sum of the product of the numbers of years (rounded to the nearest one-twelfth of one year) from the date of determination to the dates of each successive scheduled principal payment of such Debt or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by

                  (b) the sum of all such payments.

                  "Board of Directors" means the board of directors of the Company or a Subsidiary Guarantor, as appropriate, or any committee authorized to act therefor.

                  "Board Resolution" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of the Company or a Subsidiary Guarantor, as appropriate, and to be in full force and effect, and delivered to the Trustee.

                  "Calculation Agent" has the meaning given such term in paragraph 1(a) of the Notes.

                  "Capital Lease Obligations" means any obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of Debt represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. For purposes of Section 4.09, a Capital Lease Obligation shall be deemed secured by a Lien on the Property being leased.

                  "Capital Stock" means, with respect to any Person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including Preferred Stock, but excluding any debt security convertible or exchangeable into such equity interest.

                  "Capital Stock Sale Proceeds" means the aggregate cash proceeds received by the Company from the issuance or sale (other than to a Subsidiary of the Company) by the Company of its Capital Stock (other than Disqualified Capital Stock) after the Issue Date, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Change of Control" means the occurrence of any of the following events:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 33 1/3% or more of the total voting power of the Voting Stock of the Company; provided, however, that the Permitted Holders are the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in the aggregate of a lesser percentage of the total voting power of the Voting Stock of the Company than such other person or group (for purposes of this clause (a), such person or group shall be deemed to beneficially own any Voting Stock of a corporation held by any other corporation (the "parent corporation") so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such parent corporation); or

                  (b) the Company merges, consolidates or amalgamates with or into any other Person or any other Person merges, consolidates or amalgamates with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified into or exchanged for cash, securities or other Property, other than any such transaction where

                           (1) the outstanding Voting Stock of the Company is
                  reclassified into or exchanged for other Voting Stock of the Company or for Voting Stock of the surviving corporation and

                           (2) the holders of the Voting Stock of the Company
                  immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company or the surviving corporation immediately after such transaction and in substantially the same proportion as before the transaction; or

                  (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of not less than a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                  (d) the stockholders of the Company shall have approved any plan of liquidation or dissolution of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" has the meaning given such term in the Security Agreement.

                  "Collateral Agent" has the meaning given such term in the Security Agreement.

                  "Commission" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

                  "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture and thereafter means the successor and any other obligor on the Notes.

                  "Company Business" means any business in which the Company or any Restricted Subsidiary was engaged on the Issue Date, or any business related or ancillary to any business or industry in which the Company or any Restricted Subsidiary was engaged on the Issue Date.

                  "Company Request" means any written request signed in the name of the Company by the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer and attested to by the Secretary or any Assistant Secretary of the Company.

                  "Consolidated EBITDA" means, for any Person, for any period, an amount equal to:

                  (a) the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining Consolidated Net Income,

                           (i) the provision for taxes for such period based on
                  income or profits and any provision for taxes utilized in computing a loss in Consolidated Net Income above, plus

                          (ii) Consolidated Interest Expense, net of interest
                  income earned on cash or cash equivalents for such period, plus
                         (iii) depreciation for such period on a consolidated
                  basis, plus

                          (iv) amortization of intangibles (excluding the
                  amortization of Film Contracts), plus

                           (v) any other non-cash items (other than any such
                  non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period); minus

                  (b) all non-cash items increasing Consolidated Net Income for such period (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period);

provided, however, that, for purposes of calculating Consolidated EBITDA during any fiscal quarter, cash income from a particular Investment of such Person shall be included only if cash income has been received by such Person as a result of the operation of the business in which such Investment has been made in the ordinary course without giving effect to any extraordinary unusual and non-recurring gains.

                  "Consolidated Interest Expense" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Restricted Subsidiaries on a consolidated basis, including, but not limited to:

                  (a) interest expense attributable or imputed to leases constituting part of a Sale and Leaseback Transaction and to Capital Lease Obligations;

                  (b) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

                  (c) the net costs associated with Hedging Obligations;

                  (d) amortization of financing fees and expenses;

                  (e) the interest portion of any deferred payment obligation;

                  (f) amortization of discount or premium, if any, and all other non-cash interest expense (other than interest amortized to cost of sales); and

                  (g) without duplication,

                           (1) all net capitalized interest for such period and
                  all interest incurred or paid under any Guarantee of Debt (including a Guarantee of principal, interest or any combination thereof) of any Person, and

                           (2) all time brokerage fees relating to financing of
                  radio or television stations which such Person has an agreement or option to acquire.

Notwithstanding the foregoing, the accrual or payment of dividends on the Existing Preferred Stock, as in effect on the Issue Date, and Preferred Stock which is issued after the Issue Date and which is not Disqualified Capital Stock, shall be excluded from Consolidated Interest Expense.

                  "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the net income (or loss) of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that:

                  (a) the net income of any Person (the "other Person") in which the Person in question or any of its Restricted Subsidiaries has less than a 100% interest (which interest does not cause the net income of such other Person to be consolidated into the net income of the Person in question in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or to the Subsidiary;

                  (b) the net income of any Restricted Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation;

                  (c) (i) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded;

                  (d) extraordinary, unusual and non-recurring gains and losses shall be excluded;

                  (e) losses associated with discontinued and terminated operations in an amount not to exceed $1.0 million per annum shall be excluded;

                  (f) all non-cash items (including, without limitation, cumulative effects of changes in GAAP and equity entitlements granted to employees of such Person and its Restricted Subsidiaries) increasing and decreasing Consolidated Net Income shall be excluded (other than any such non-cash items which are not excluded from the calculation of Consolidated EBITDA by clause (a)(v) or (b) of the definition thereof); and

                  (g) the amount of dividends accrued or paid on the Existing Preferred Stock, as in effect on the Issue Date, and Preferred Stock which is issued after the Issue Date and which is not Disqualified Capital Stock and which reduced the net income of such Person in accordance with GAAP shall be added back to Consolidated Net Income.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, 8 West, New York, NY 10286, attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "Cumulative Consolidated EBITDA" means, with respect to any Person, as of any date of determination, Consolidated EBITDA from the Issue Date to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

                  "Cumulative Consolidated Interest Expense" means, with respect to any Person, as of any date of determination, Consolidated Interest Expense, from the Issue Date to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

                  "Currency Exchange Protection Agreement" means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates.

                  "Debt" means, with respect to any Person on any date of determination (without duplication):

                  (a) the principal of and premium (if any) in respect of

                           (1) debt of such Person for money borrowed and

                           (2) debt evidenced by notes, debentures, bonds or
                  other similar instruments for the payment of which such Person is liable;

                  (b) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale and Leaseback Transactions entered into by such Person;

                  (c) all obligations of such Person representing the deferred and unpaid purchase price of Property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business, including any obligations in respect of Film Contracts);

                  (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (a) through (c) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

                  (e) the amount of all obligations of such Person with respect to the Repayment of any Disqualified Capital Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends);

                  (f) all obligations of the type referred to in clauses (a) through (e) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

                  (g) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by any Lien on any Property of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such Property and the amount of the obligation so secured; and

                  (h) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

The amount of Debt of any Person at any date shall be the outstanding principal balance, or the accreted value of such Debt in the case of Debt issued with original issue discount, at such date of all unconditional obligations as described above and the maximum liability upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date. Debt shall not include contingent obligations arising out of customary indemnification agreements with respect to the sale of assets or securities. The amount of Debt represented by a Hedging Obligation shall be equal to:

                  (1) zero if such Hedging Obligation has been incurred pursuant to clause (d) or (e) of the definition of "Permitted Debt"; or

                  (2) the notional amount of such Hedging Obligation if not incurred pursuant to such clauses.

                  "Default" means an event or condition the occurrence of which is, or after notice or passage of time or both would be, an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depository" means, with respect to the Notes issued in the form of one or more Global Notes, The Depository Trust Company or another Person designated as Depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

                  "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, in either case at the option of the holder thereof) or otherwise

                  (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise,

                  (b) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part, or

                  (c) is convertible or exchangeable at the option of the holder thereof for Debt or Disqualified Capital Stock,

on or prior to, in the case of clause (a), (b) or (c), the 91st day after the Stated Maturity of the Notes.

                  "Domestic Restricted Subsidiary" means any Restricted Subsidiary other than (a) a Foreign Restricted Subsidiary or (b) a Subsidiary of a Foreign Restricted Subsidiary.

                  "Event of Loss" means, with respect to any Property, any (i) loss, destruction or damage of or to such Property or (ii) condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation or requisition of the use of such Property.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Excluded Asset Sales" means (1) the sale of the Company's stations in each of Honolulu, Hawaii (one full power station), Shreveport, Louisiana (one full power station), New York (East Orange, New Jersey & Long Island, New York) (two low power stations), Houston, Texas (one low power station), West Palm Beach, Florida (one low power station), Boston-Cape Cod, Massachusetts (Dennis, Massachusetts and Boston, Massachusetts) (two low power stations) and Indianapolis, Indiana (one low power station), (2) the sale of the broadcast towers, transmitters and antennas and related property on which they are situated which are owned by the Company or any of its Subsidiaries, and (3) any disposition of accounts receivable in connection with a Receivables Facility.

                  "Existing Discount Notes Value" means, at any time, the accreted value at such time of the Company's $496.3 million aggregate principal amount at maturity of 12 1/4% senior subordinated discount notes due 2009 outstanding on the Issue Date, assuming all such notes remained outstanding to such date and accreted in accordance with their terms on the Issue Date.

                  "Existing Preferred Stock" means:

                  (a) the 13 1/4% Cumulative Junior Exchangeable Preferred Stock, $.001 par value (currently accruing dividends at the rate of 14 1/4% pursuant to the terms thereof), of which 40,355 shares are outstanding as of the Issue Date with a stated value of $10,000 per share, and any additional shares issued as payment of dividends on such shares;

                  (b) the 8% Convertible Exchangeable Preferred Stock, $.001 par value, of which 41,500 shares are outstanding as of the Issue Date with a stated value of $10,000 per share; and

                  (c) the 9 3/4% Series A Convertible Preferred Stock, $.001 par value, of which 12,506 shares are outstanding as of the Issue Date with a stated value of $10,000 per share, and any additional shares issued as payment of dividends on such shares;

in each case as they may be modified or amended from time to time.

                  "Fair Market Value" means, with respect to any Property, the sale price for such Property that could be negotiated in an arm's-length transaction for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

                  "FCC" means the Federal Communications Commission and any successor governmental agency performing functions similar to those performed by the Federal Communications Commission on the Issue Date.

                  "FCC Licenses" means broadcasting and other licenses, authorizations, waivers and permits which are issued from time to time by the FCC.

                  "Film Contract" means any contract with suppliers that conveys the right to broadcast specified film, videotape, motion pictures, syndicated television programs or sports or other programming.

                  "Foreign Restricted Subsidiary" means any Restricted Subsidiary which is not organized under the laws of the United States of America or any State thereof or the District of Columbia.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time, including those set forth in:

                  (a) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

                  (b) the statements and pronouncements of the Financial Accounting Standards Board; and

                  (c) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to
         Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

                  "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto, issued in accordance with Section 2.01, 2.06(b)(vi) or 2.06(d)(iii) hereof.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

                  (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

                  (b) entered into for the purpose of assuring in any other manner the obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include:

                  (1) endorsements for collection or deposit in the ordinary course of business; or

                  (2) a contractual commitment to invest in another Person for so long as such Investment is reasonably expected to constitute a Permitted Investment under clause (b) of the definition of "Permitted Investment."

                  The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guaranteed Amount of Notes" means, at any time, an aggregate principal amount of outstanding Notes equal to the lesser of (i) $312.3 million (or such greater principal amount of Notes as the Subsidiary Guarantors are then permitted to guarantee under the terms of the Existing Preferred Stock and any Debt issued in exchange for such Existing Preferred Stock in accordance with the terms thereof as in effect on the Issue Date) less any principal amount of Notes repaid pursuant to Section 6.10(b)(3) following the Issue Date, and (ii) the entire aggregate principal amount of Notes then outstanding.

                  "Hedging Obligation" of any Person means any obligation of such Person pursuant to any Interest Rate Agreement, Currency Exchange Protection Agreement or any other similar agreement or arrangement.

                  "Holder" means the Person in whose name a Note is registered on the Registrar's books.

                  "incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by merger, conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or obligation on the balance sheet of such Person (and "incurrence" and "incurred" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Debt, becoming Debt shall not be deemed an incurrence of such Debt; and provided further, however, that any Debt or other obligations of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a Subsidiary.

                  "Indenture" means this Indenture as amended, restated or supplemented from time to time.

                  "Independent Appraiser" means any Person that (i) is nationally recognized as an appraiser of assets in the broadcast industry and
(ii) does not have any material financial interest in the Company and is not connected with the Company or any of its Affiliates as an officer, director, employee, promoter, underwriter, partner or person performing similar functions.

                  "Independent Financial Advisor" means an investment banking firm of national standing, provided that such firm is not an Affiliate of the Company.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that is not also a QIB.

                  "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

                  "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect against fluctuations in interest rates.

                  "Investment" by any Person means any direct or indirect loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person), advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise) to, or incurrence of a Guarantee of any obligation of, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person. For purposes of Sections 4.08 and 4.13 and the definition of "Restricted Payment," "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary of an amount (if positive) equal to

                  (a) the Company's "Investment" in such Subsidiary at the time of such redesignation, less

                  (b) the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation.

                  In determining the amount of any Investment made by transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such Investment.

                  "Issue Date" means January 12, 2004.

                  "License Subsidiary" means any wholly owned Domestic Restricted Subsidiary of the Company that holds any FCC License and that does not have any material liabilities other than with respect to Debt existing on the Issue Date or issuable in exchange for Existing Preferred Stock in accordance with the terms thereof as in effect on the Issue Date, Debt owed to the Company, Debt in respect of a Subsidiary Guarantee, Refinancing Debt, Debt in respect of Subordinated Obligations issued in a Permitted Preferred Stock Refinancing and Debt in the form of unsecured guarantees of Debt incurred pursuant to clause (1) of Section 4.06(a) or clause (i) of the definition of "Permitted Debt".

                  "Lien" means, with respect to any Property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any Sale and Leaseback Transaction).

                  "Maturity Date" means January 15, 2010.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "Net Available Cash" from any Asset Sale means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Debt or other obligations relating to the Property that is the subject of such Asset Sale or received in any other non-cash form), in each case net of:

                  (a) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;

                  (b) all payments made on or in respect of any Debt that is secured by a Permitted Lien on the Property disposed of ranking prior to the Lien securing the Notes or that must, in accordance with applicable law, be repaid out of the proceeds from such Asset Sale;

                  (c) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale; and

                  (d) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the Property disposed of in such Asset Sale and retained by the Company or any Restricted Subsidiary after such Asset Sale.

                  "Net Loss Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Event of Loss, including, without limitation, insurance proceeds from condemnation awards or damages awarded by any judgment, net of the direct costs of recovery of such Net Loss Proceeds (including, without limitation, legal, accounting, appraisal and insurance adjuster fees and any relocation expenses incurred as a result thereof), amounts required to be applied to the repayment of Debt secured by a Permitted Lien on the Property subject to such Event of Loss ranking prior to the Lien securing the Notes (provided, that in case of any Event of Loss involving Collateral, such Lien constitutes a Permitted Lien that is permitted to be prior to the Liens granted to the Trustee pursuant to the Security Documents on the Property that was the subject of such Event of Loss), and any taxes attributable to such Event of Loss paid or payable as a result thereof.

                  "Non-Guaranteed Amount of Notes" means, at any time, a principal amount of Notes equal to the excess of (i) the aggregate principal amount of Notes outstanding at such time over (ii) the Guaranteed Amount of Notes at such time.

                  "Non-U.S. Person" means a Person who is not a U.S. Person as defined in Regulation S.

                  "Notes" has the meaning given such term in the second introductory paragraph hereto.

                  "Obligations" means, with respect to any Debt, any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, at the rate specified in the applicable documents governing such Debt, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, indemnification, guarantees, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

                  "Offering Memorandum" means the Offering Memorandum, dated January 5, 2004, of the Company relating to the offering of the Notes.

                  "Officer" means the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Company or a Subsidiary Guarantor.

                  "Officers' Certificate" means with respect to any Person, a certificate signed by two Officers, at least one of whom shall be the principal executive officer or principal financial officer of such Person, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Owned Television Stations" means any television stations owned by the Company and the Subsidiary Guarantors.

                  "Participant" means, with respect to the Depository, a Person who has an account with the Depository.

                  "Permitted Debt" means each of the following:

                  (a) Debt of the Company evidenced by the Notes and of the Subsidiary Guarantors evidenced by Subsidiary Guarantees;

                  (b) Debt in respect of Capital Lease Obligations and Purchase Money Debt, provided that:

                           (1) the aggregate principal amount of such Debt does
                  not exceed the Fair Market Value (on the date of the incurrence thereof) of the Property acquired, constructed or leased; and
                           (2) the aggregate principal amount of all Debt
                  incurred and then outstanding pursuant to this clause (b) (together with all Refinancing Debt incurred and then outstanding in respect of Debt previously incurred pursuant to this clause (b)) does not exceed 5% of the Company's consolidated total assets at the date of incurrence of Permitted Debt pursuant to this clause (b);

                  (c) Debt of the Company owing to and held by any Wholly Owned Restricted Subsidiary and Debt of a Restricted Subsidiary owing to and held by the Company or any Wholly Owned Restricted Subsidiary; provided that (x) any Debt owed by the Company or any Subsidiary Guarantor to any Restricted Subsidiary that is not a Subsidiary Guarantor shall be subordinated to prior payment in full of the Notes and (y) any subsequent issue or transfer of

         Capital Stock or other event that results in any such Wholly Owned Restricted Subsidiary ceasing to be a Wholly Owned Restricted Subsidiary or any subsequent transfer of any such Debt (except to the Company or a Wholly Owned Restricted Subsidiary) shall be deemed, in each case, to constitute the incurrence of such Debt by the issuer thereof;

                  (d) Debt under Interest Rate Agreements entered into by the Company or a Restricted Subsidiary for the purpose of limiting interest rate risk in the ordinary course of the financial management of the Company or such Restricted Subsidiary and not for speculative purposes; provided that the obligations under such agreements are directly related to payment obligations on Debt otherwise permitted by the terms of this Indenture;

                  (e) Debt under Currency Exchange Protection Agreements entered into by the Company or a Restricted Subsidiary for the purpose of limiting currency exchange rate risks directly related to transactions entered into by the Company or such Restricted Subsidiary in the ordinary course of business and not for speculative purposes;

                  (f) Debt in connection with one or more standby letters of credit or performance bonds issued by the Company or a Restricted Subsidiary in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances or credit;

                  (g) Attributable Debt with respect to Sale and Leaseback Transactions; provided that the aggregate principal amount outstanding at any one time (together with all Refinancing Debt incurred and then outstanding in respect of Debt previously incurred pursuant to this clause (g)) does not exceed $40.0 million;

                  (h) Debt outstanding on the Issue Date not otherwise described in clauses (a) through (g) above;

                  (i) Debt in an aggregate principal amount outstanding at any one time not to exceed $25.0 million;

                  (j) Refinancing Debt incurred in respect of Debt incurred pursuant to clause (1) of Section 4.06(a) or clause (a), (b), (g), (h) or (k) of this definition; provided that Refinancing Debt cannot be used to refinance the Existing Preferred Stock pursuant to this clause
         (j);

                  (k) Subordinated Obligations issued in a Permitted Preferred Stock Refinancing; and

                  (l) Debt of the Company or any Restricted Subsidiary under any Receivables Facility not to exceed $35.0 million at any one time outstanding.

                  "Permitted Holders" means:

                  (a) collectively Lowell W. Paxson, his spouse, children or other lineal descendants (whether adoptive or biological), and any revocable or irrevocable inter vivos or testamentary trust or the probate estate of any such individual, so long as one or more of the foregoing individuals is the principal beneficiary of such trust or probate estate; and

                  (b) National Broadcasting Company, Inc. and its Affiliates.

                  "Permitted Investment" means any Investment by the Company or a Restricted Subsidiary in existence on the Issue Date, and any Investment after the Issue Date in:

                  (a) the Company or any Restricted Subsidiary or any Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided that the primary business of such Restricted Subsidiary is a Company Business;

                  (b) any Person if as a result of such Investment such Person is merged or consolidated with or into, or transfers or conveys all or substantially all its Property to, the Company or a Restricted Subsidiary; provided that such Person's primary business is a Company Business;

                  (c) Temporary Cash Investments;

                  (d) receivables owing to the Company or a Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or such Restricted Subsidiary deems reasonable under the circumstances;

                  (e) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

                  (f) loans and advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary, as the case may be, provided that such loans and advances do not exceed $1.0 million to any one employee and $5.0 million in the aggregate at any one time outstanding;

                  (g) stock, obligations or other securities received in settlement of debts created in the ordinary course of business and owing to the Company or a Restricted Subsidiary or in satisfaction of judgments;

                  (h) any Person to the extent such Investment represents the non-cash portion of the consideration received in connection with an Asset Sale consummated in compliance with Section 4.10 and Section 4.12, as applicable;

                  (i) Investments in connection with time brokerage and other similar agreements with independently owned broadcast properties, not to exceed an aggregate of $25.0 million outstanding at any one time;

                  (j) Investments primarily for the purpose of acquiring programming, not to exceed an aggregate of $25.0 million outstanding at any one time;

                  (k) any transaction where the consideration provided by the Company or any Restricted Subsidiary in connection with such Investment consists solely or principally of broadcast air time, not to exceed an aggregate of $5.0 million in any one year;

                  (l) other Investments that do not exceed $40.0 million outstanding at any one time in the aggregate; provided, however, that such Investments are related to a Company Business; and

                  (m) Investments relating to any special purpose wholly-owned Subsidiary of the Company organized in connection with a Receivables Facility that, in the good faith determination of the Board of Directors of the Company, are necessary or advisable to effect such Receivables Facility.

                  For purposes of determining the amount of an Investment under clauses (i) through (l), the amount of the Investment shall be the Fair Market Value thereof as measured at the time made and without giving effect to subsequent changes in value.

                  "Permitted Liens" means:

                  (a) Liens to secure all Obligations in respect of Capital Lease Obligations and Purchase Money Debt permitted to be incurred under clause (1) of Section 4.06(a) or described in clause (b) of the definition of "Permitted Debt"; provided that any such Lien may not extend to any Property of the Company or any Restricted Subsidiary other than the Property acquired, constructed or leased with the proceeds of such Debt and any improvements or accessions to such Property;

                  (b) Liens for taxes, assessments or governmental charges or levies on the Property of the Company or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision that shall be required in conformity with GAAP shall have been made therefor;

                  (c) Liens imposed by law, such as landlords', carriers', warehousemen's and mechanics' Liens and other similar Liens, on the Property of the Company or any Restricted Subsidiary arising in the ordinary course of business and securing payment of obligations that are not more than 60 days past due or are being contested in good faith and by appropriate proceedings;

                  (d) Liens on the Property of the Company or any Restricted Subsidiary incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature and incurred in a manner consistent with industry practice, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and which do not in the aggregate impair in any material respect the use of Property in the operation of the business of the Company and the Restricted Subsidiaries taken as a whole;

                  (e) Liens on Property at the time the Company or any Restricted Subsidiary acquired such Property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; provided, however, that any such Lien may not extend to any other Property of the Company or any Restricted Subsidiary; provided further, however, that such Liens shall not have been incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Property was acquired by the Company or any Restricted Subsidiary;

                  (f) Liens on the Property of a Person at the time such Person becomes a Restricted Subsidiary; provided that any such Lien may not extend to any other Property of the Company or any other Restricted Subsidiary that is not a direct Subsidiary of such Person; provided further, however, that any such Lien was not incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary;

                  (g) pledges or deposits by the Company or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, sales, contracts (other than for the payment of Debt), acquisition agreements entered into in compliance with the Indenture or leases to which the Company or any Restricted Subsidiary is party, or deposits to secure public or statutory obligations of the Company, or deposits for the payment of rent, in each case incurred in the ordinary course of business;

                  (h) utility easements, building restrictions and such other encumbrances or charges against real Property as are of a nature generally existing with respect to properties of a similar character;

                  (i) Liens existing on the Issue Date not otherwise described in clauses (a) through (h) above or clauses (m) or (n) below to the extent disclosed on Schedule 9(b) to the Security Agreement;

                  (j) Liens on the Property of the Company or any Restricted Subsidiary to secure any Refinancing, in whole or in part, of any Debt secured by Liens referred to in clause (a), (e), (f), or (i) above; provided, however, that any such Lien shall be limited to all or part of the same Property that secured the original Lien (together with improvements and accessions to such Property) and the aggregate principal amount of Debt that is secured by such Lien shall not be increased to an amount greater than the sum of:

                           (1) the outstanding principal amount, or, if greater,
                  the committed amount, of the Debt secured by Liens described under clause (a), (e), (f), or (i) above, as the case may be, at the time the original Lien became a Permitted Lien under this Indenture; and

                           (2) an amount necessary to pay any fees and expenses,
                  including premiums and defeasance costs, incurred by the Company or such Restricted Subsidiary in connection with such Refinancing;

                  (k) Liens securing the Obligations of the Company and the Subsidiary Guarantors under the Notes, the Indenture and the Security Documents;

                  (l) Liens on the Collateral pursuant to the Security Documents securing Hedging Obligations under Interest Rate Agreements permitted by clause (d) of the definition of "Permitted Debt" and otherwise meeting the requirements of a Secured Hedging Agreement (as defined in the Security Agreement);

                  (m) encumbrances arising under leases or subleases of real property which do not in the aggregate materially detract from the value of such real property or materially interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; and

                  (n) financing statements of a lessor's rights in and to property leased to such Person relating to leases permitted by this Indenture.

                  "Permitted Preferred Stock Refinancing" means the issuance or incurrence of Subordinated Obligations to purchase, redeem, acquire or retire for value all or a portion of the Existing Preferred Stock (or any Preferred Stock of the Company issued to purchase, repurchase, redeem, acquire or retire for value all or a portion of the Existing Preferred Stock) so long as:

                  (a) the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) of such Subordinated Obligations at the date of such Permitted Preferred Stock Refinancing does not exceed the sum of:

                           (1) the aggregate liquidation value (plus accrued
                  dividends) at such time of the Preferred Stock being repurchased, redeemed, acquired or retired for value and

                           (2) an amount necessary to pay any fees and expenses,
                  including premiums, related to such Permitted Preferred Stock Refinancing;

                  (b) the Average Life of such Subordinated Obligations is equal to or greater than the Average Life of the Preferred Stock being purchased, repurchased, redeemed, acquired or retired for value;

                  (c) the Stated Maturity of such Subordinated Obligations is no earlier than one year after the Stated Maturity of the Notes; and

                  (d) immediately after giving effect to the issuance or incurrence of such Subordinated Obligations and any substantially concurrent Repayment of any Subordinated Obligations, the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) of all Subordinated Obligations (other than Disqualified Capital Stock) of the Company and its Restricted Subsidiaries does not exceed the sum of (i) $200.0 million plus (ii) the greater of (A) the sum of (x) $200.0 million plus (y) the Existing Discount Notes Value on the date of such issuance or incurrence, and
         (B) the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) of all Subordinated Obligations (other than Disqualified Capital Stock) of the Company and its Restricted Subsidiaries outstanding immediately prior to such issuance or incurrence of Subordinated Obligations and any substantially concurrent Repayment of any Subordinated Obligations.

                  "Person" means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of any other class of Capital Stock issued by such Person.

                  "Principal Stations" means any Owned Television Station serving the New York, Los Angeles or Chicago designated market areas; provided, however, that the following shall not constitute "Principal Stations": (i) low power television station WPXO-LP, East Orange, New Jersey (rebroadcasting WPXN-TV); (ii) low power television station WPXU-LP, Amityville, New York

(rebroadcasting WPXN-TV); and (iii) any other television station acquired subsequent to the Issue Date that constitutes a low power television station under Sections 74.701 though 74.763, inclusive, of the rules of the FCC (47 CFR
74.701 through 74.763).

                  "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to this Indenture, the value of any Property shall be its Fair Market Value.

                  "Purchase Money Debt" means Debt:

                  (a) consisting of the deferred purchase price of property, conditional sale obligations, obligations under any title retention agreement, other purchase money obligations and obligations in respect of industrial revenue bonds; and

                  (b) incurred to finance the acquisition, construction or lease by the Company or a Restricted Subsidiary of such Property, including additions and improvements thereto;

in each case including the reasonable fees and expenses incurred in connection therewith; provided, however, that such Debt is incurred within 180 days after the acquisition, construction or lease of such Property by the Company or such Restricted Subsidiary.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Receivable Fees" means distributions or payments made directly or by means of discounts with respect to any participation interests issued or sold, and other fees paid to a Person that is not a Restricted Subsidiary, in connection with any Receivables Facility.

                  "Receivables Facility" means one or more receivables financing facilities, as amended from time to time, pursuant to which the Company or any of its Restricted Subsidiaries sells its accounts receivable to a Person that is not a Restricted Subsidiary.

                   "Redemption Date" means any date on which Notes are to be redeemed pursuant to paragraph 6 of the Notes.

                  "Refinance" means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, repurchase, redeem, defease or retire, or to issue other Debt in exchange or replacement for, such Debt. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Debt" means any Debt that Refinances any other Debt, including any successive Refinancings, so long as:

                  (a) such Debt is in an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) not in excess of the sum of

                           (1) the aggregate principal amount then outstanding
                  (or if incurred with original issue discount, the aggregate accreted value at the date of such Refinancing) of the Debt being Refinanced and

                           (2) an amount necessary to pay any fees and expenses,
                  including premiums and defeasance costs, related to such Refinancing;

                  (b) the Average Life of such Debt is equal to or greater than the Average Life of the Debt being Refinanced;

                  (c) the Stated Maturity of such Debt is no earlier than the Stated Maturity of the Debt being Refinanced; and

                  (d) with respect to Debt that is being Refinanced that is subordinate to the Notes or the Subsidiary Guarantees, such Refinancing Debt shall be subordinate to the Notes or the Subsidiary Guarantees at least to the same extent and in the same manner as the Debt being Refinanced;

         provided, however, that Refinancing Debt shall not include:

                           (x) Debt of a Subsidiary that is not a Subsidiary
                  Guarantor that Refinances Debt of the Company or a Subsidiary Guarantor; or

                           (y) Debt of the Company or a Restricted Subsidiary
                  that Refinances Debt of an Unrestricted Subsidiary.

                  "Regulation S" means Regulation S promulgated under the Securities Act.

                  "Regulation S Global Note" means the Global Note representing the Notes offered and sold outside the United States in reliance on Regulation S.

                  "Repay" means, in respect of any Debt, to repay, prepay, repurchase, redeem, legally defease or otherwise retire such Debt. "Repayment" and "Repaid" shall have correlative meanings.

                  "Responsible Officer" when used with respect to the Trustee or the Collateral Agent, as the case may be, means any officer within the corporate trust department of such Person (or any successor group of such Person) or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture or the Security Agreement.

                  "Restricted Definitive Note" means a Definitive Note bearing the Restricted Notes Legend.

                  "Restricted Global Note" means a Global Note bearing the Restricted Notes Legend.

                  "Restricted License Subsidiary" means Paxson Communications License Company, LLC.

                  "Restricted License Subsidiary Coverage Ratio" means, as of any Station Value Coverage Ratio Determination Date, the ratio of (x) the aggregate Station Value of Owned Television Stations operating under FCC Licenses owned by the Restricted License Subsidiary at such time to (y) the Non-Guaranteed Amount of Notes then outstanding.

                  "Restricted Notes Legend" means the legend set forth in
Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Restricted Payment" means:

                  (a) any dividend or distribution (whether made in cash, securities or other Property) declared or paid on or with respect to any shares of Capital Stock of the Company or any Restricted Subsidiary (including any payment in connection with any merger or consolidation with or into the Company or any Restricted Subsidiary), except for any dividend or distribution that is made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, to the other shareholders of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis) or any dividend or distribution payable solely in shares of Capital Stock (other than Disqualified Capital Stock) of the Company;

                  (b) the purchase, repurchase, redemption, acquisition or retirement for value of any Capital Stock of the Company or any Restricted Subsidiary (other than from the Company or a Restricted Subsidiary) or any securities exchangeable for or convertible into any such Capital Stock, including the exercise of any option to exchange any Capital Stock (other than for or into Capital Stock of the Company that is not Disqualified Capital Stock), but excluding the conversion of any Capital Stock, Debt or other securities of the Company into Capital Stock of the Company (other than Disqualified Capital Stock);

                  (c) the purchase, repurchase, redemption, acquisition or retirement for value of any Subordinated Obligations; or

                  (d) any Investment (other than Permitted Investments) in any Person.

                  "Restricted Period" means the 40 consecutive days beginning on and including the later of (i) the commencement of the offering of the Notes to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the date of the original issuance of the Notes.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "Rule 144" means Rule 144 promulgated under the Securities
Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Rule 903" means Rule 903 promulgated under the Securities
Act.

                  "Rule 904" means Rule 904 promulgated under the Securities
Act.

                  "S&P" means Standard & Poor's Ratings Service or any successor to the rating agency business thereof.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement relating to Property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such Property to another Person and the Company or a Restricted Subsidiary leases it from such Person.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Agreement" means that Pledge and Security Agreement, dated as of the Issue Date, by and among the Company, the Subsidiary Guarantors and The Bank of New York, as Collateral Agent, as amended, restated or supplemented from time to time.

                  "Security Documents" means, collectively, the Security Agreement and all other mortgages, deeds of trust, pledge agreements, collateral assignments, security agreements, fiduciary transfers, debentures or other instruments evidencing or creating any security interests in favor of the Collateral Agent for the benefit of Holders of the Notes.

                  "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

                  "Station Appraisal" means a written appraisal (substantially on the basis set forth in Table 2 of the "Strategic Valuation of Paxson Communications Corporation as of April 1, 2003" prepared by BIA Financial Network, Inc.) of the Fair Market Value of Owned Television Stations as of a recent date (which in any event shall be no more than 90 days prior to the date of delivery thereof) conducted by an Independent Appraiser.

                  "Station Value" means, as of any Station Value Coverage Ratio Determination Date, an amount, as calculated in good faith by the principal financial officer of the Company and as set forth in reasonable detail in an Officers' Certificate delivered to the Trustee, equal to (x) the aggregate Fair Market Value, as set forth in the most recently delivered Station Appraisal (or, if no Station Appraisal has been delivered pursuant to Section 4.20, the values of Owned Television Stations set forth in Table 2 of the "Strategic Valuation of Paxson Communications Corporation as of April 1, 2003" prepared by BIA Financial Network, Inc.), of Owned Television Stations plus (y) the Fair Market Value of any property constituting, or used in the operation of, an Owned Television Station that has been acquired by the Company or the Restricted Subsidiaries following the date of such Station Appraisal, but only to the extent that (i) such property has, to the extent required by the Security Agreement, been made subject to the Lien of the Security Documents and (ii) the Trustee has received from an Independent Appraiser a report as to the Fair Market Value thereof, less
(z) any reduction in the aggregate Fair Market Value of Owned Television Stations as set forth in the most recently delivered Station Appraisal occurring following the date of such Station Appraisal as a result of any Asset Sale or Event of Loss.

                  "Station Value Coverage Ratio" means the ratio of (x) the Station Value on any Station Value Coverage Ratio Determination Date to (y) the aggregate principal amount of Notes outstanding on such Station Value Coverage Ratio Determination Date.

                  "Station Value Coverage Ratio Determination Date" means the Business Day immediately preceding each date on which any event occurs that gives rise to a need to determine the Station Value Coverage Ratio.

                  "Subordinated Obligation" means any Debt of the Company or any Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter incurred) that is subordinate or junior in right of payment to the Notes or the applicable Subsidiary Guarantee pursuant to a written agreement to that effect or otherwise pursuant to the terms of such Debt.

                  "Subsidiary" means, in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity of which a majority of the total voting power of the Voting Stock is at the time owned or controlled, directly or indirectly, by:

                  (a) such Person;

                  (b) such Person and one or more Subsidiaries of such Person;
         or

                  (c) one or more Subsidiaries of such Person.

                  "Subsidiary Guarantee" means a Guarantee on the terms set forth in Article 10 by a Subsidiary Guarantor of the Company's obligations with respect to the Guaranteed Amount of Notes.

                  "Subsidiary Guarantor" means each Domestic Restricted Subsidiary and any other Person that becomes a Subsidiary Guarantor pursuant to
Section 4.14.

                  "Temporary Cash Investments" means any of the following:

                  (a) Investments in U.S. Government Obligations maturing within 365 days of the date of acquisition thereof;

                  (b) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 90 days of the date of acquisition thereof issued by a bank or trust company organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating in excess of $500.0 million and whose long-term debt is rated "A-3" or "A-" or higher according to Moody's or S&P (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act));

                  (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) entered into with

                           (1) a bank meeting the qualifications described in
                  clause (b) above or

                           (2) any primary government securities dealer
                  reporting to the Market Reports Division of the Federal Reserve Bank of New York;

                  (d) Investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating at the time as of which any

         Investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)); and

                  (e) direct obligations (or certificates representing an ownership interest in such obligations) of any state of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of such state is pledged and which are not callable or redeemable at the issuer's option, provided that

                           (1) the long-term debt of such state is rated "A-3"
                  or "A-" or higher according to Moody's or S&P (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)) and

                           (2) such obligations mature within 180 days of the
                  date of acquisition thereof.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Restricted Notes Legend.

                  "Unrestricted Global Note" means a permanent global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Notes that do not bear the Restricted Notes Legend.

                  "Unrestricted Subsidiary" means:

                  (a) any Subsidiary of the Company that is designated after the Issue Date as an Unrestricted Subsidiary as permitted or required pursuant to Section 4.13 and is not thereafter redesignated as a Restricted Subsidiary as permitted pursuant thereto; and

                  (b) any Subsidiary of an Unrestricted Subsidiary.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

                  "Voting Stock" of any Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Wholly Owned Restricted Subsidiary" means, at any time, a Restricted Subsidiary all of the Voting Stock of which (except directors' qualifying shares) is at such time owned, directly or indirectly, by the Company or one or more Wholly Owned Subsidiaries of the Company.

Section 1.02.     Other Definitions.
                  ------------------

                  The definitions of the following terms may be found in the sections indicated as follows:

                   Term                                     Defined in Section
                   ----                                     ------------------
"Affiliate Transaction"............................                   4.11
"Authentication Order".............................                   2.02
"Bankruptcy Law"...................................                   6.01
"Business Day".....................................                  12.08
"Change of Control Offer"..........................                   4.18
"Change of Control Purchase Price".................                   4.18
"Covenant Defeasance"..............................                   9.03
"Custodian"........................................                   6.01
"DTC"..............................................                   2.03
"Event of Default".................................                   6.01
"Event of Loss Offer"..............................                   4.23
"Excess Loss Proceeds".............................                   4.23
"Excess Proceeds"..................................                   4.10
"IAI Global Note"..................................                   2.01
"Legal Defeasance".................................                   9.02
"Legal Holiday"....................................                  12.08
"Paying Agent".....................................                   2.03
"Prepayment Offer".................................                   4.10
"Principal Station Prepayment Offer"...............                   4.12
"Purchase Agreement"...............................                   2.01
"Registrar"........................................                   2.03
"Reinvestment Date"................................                   4.09
"Released Collateral"..............................                  11.05
"Required Filing Dates"............................                   4.02
"Subject Property".................................                   4.23
"Surviving Person".................................                   5.01
"Test Date"........................................                   4.21
"Valuation Date"...................................                  11.05

Section 1.03.     Incorporation by Reference of Trust Indenture Act.
                  --------------------------------------------------

                  Whenever this Indenture refers to a provision of the TIA, the portion of such provision referred to is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes.

                  "indenture securityholder" means a Holder.

                  "indenture to be qualified" means this Indenture (it being understood that this Indenture shall not be qualified under the TIA).

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor on the indenture securities" means the Company, the Subsidiary Guarantors or any other obligor on the Notes.

                  All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by Commission rule have the meanings therein assigned to them.

Section 1.04.     Rules of Construction.
                  ----------------------

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) words used herein implying any gender shall apply to every gender.

                                   ARTICLE 2

                                   THE NOTES

Section 2.01.     Form and Dating.
                  ----------------

                  (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes will be (i) offered and sold by the Company pursuant to the Purchase Agreement dated January 5, 2004 (the "Purchase Agreement") and (ii) distributed initially only to QIBs in reliance on Rule 144A and to Non-U.S. Persons in reliance on Rule 903. Such Notes may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, as set forth below, Institutional Accredited Investors in accordance with Rule 501. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Notes. The Notes issued in global form, without interest coupons, shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto).

                  (i) The Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more 144A Global Notes, which shall be deposited with, or on behalf of, DTC, or will remain in the custody of the Trustee pursuant to an agreement between DTC and the Trustee.

                  (ii) The Notes offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Regulation S Global Notes, which shall be deposited with, or on behalf of, the Trustee as custodian for DTC.

                  (iii) In connection with the resale of Notes to an Institutional Accredited Investor, beneficial interests in any of the Global Notes may be exchanged for interests in a separate note in registered form, without interest coupons (the "IAI Global Note"), which will be deposited with, or on behalf of, a custodian for DTC as described in (i) and (ii) above.

                  (iv) Unrestricted Global Notes shall be issued in accordance with Sections 2.06(b)(vi), 2.06(d)(ii) and 2.06(d)(iii) and shall be deposited, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

                  (v) Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto).

                  Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

Section 2.02.     Execution and Authentication.
                  -----------------------------

                  The Notes shall be executed on behalf of the Company by two Officers of the Company or an Officer and an Assistant Secretary of the Company. Such signature may be either manual or facsimile.

                  If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

                  A Note shall not be valid until the Trustee manually signs the certificate of authentication on the Note. Such signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee or an authenticating agent shall authenticate Notes for original issue in the aggregate principal amount of up to $365,000,000 upon a Company Request. The aggregate principal amount of Notes outstanding at any time may not exceed $365,000,000 except as provided in Section 2.07 hereof.

                  The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

                  The Trustee shall have the right to decline to authenticate and deliver any Notes under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

Section 2.03.     Registrar, Paying Agent and Calculation Agent.
                  ----------------------------------------------

                  The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar"), an office or agency located in the Borough of Manhattan, The City of New York, State of New York where Notes may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. Neither the Company nor any Affiliate may act as Paying Agent. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. In addition, the Company shall appoint a Calculation Agent to determine the interest rate on the Notes as provided in paragraph 1(a) of the Notes. Neither the Company nor any Affiliate of the Company may act as Calculation Agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or Calculation Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent or Calculation Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company initially appoints the Trustee as Registrar, Paying Agent, Calculation Agent and agent for service of notices and demands in connection with the Notes.

Section 2.04.     Paying Agent to Hold Money in Trust.
                  ------------------------------------

                  On or before each due date of the principal of and interest on any Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest so becoming due. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any Payment Default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent together with a complete accounting of such sums. Upon doing so, the Paying Agent shall have no further liability for the money.

Section 2.05.     Holder Lists.
                  -------------

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven

Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA ss. 312(a).

Section 2.06.     Transfer and Exchange.
                  ----------------------

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository or that it ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days after the date of such notice from the Depository or of such cessation, (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) an Event of Default has occurred or is continuing and the Registrar has received a request from the Depository to issue Definitive Notes. Upon the occurrence of any of the preceding events in clauses (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depository shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.09 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.09 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b) or (c) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with subparagraphs (i) through (v) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A)(1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to cause to be issued a Definitive
         Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depository to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof. Transfers by an owner of a beneficial interest in the Rule 144A Global or the IAI Global Note to a transferee who takes delivery of such interest through the Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act. In the case of a transfer of a beneficial interest in either the Regulation S Global Note or the Rule 144A Global Note for an interest in the IAI Global Note, the transferee must furnish to the Trustee a signed letter substantially in the form of Exhibit D.

                  (iii) Restrictions on Transfer of Regulation S Global Note.

                  (A) Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Note to a transferee who takes delivery of such interest through the Rule 144A Global Note or the IAI Global Note shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided by Exhibit B or as otherwise provided by the Company in accordance with applicable law to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Notes of $250,000. Such written certification shall not be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in the Regulation S Global Note for an interest in the IAI Global Note, the transferee must furnish to the Trustee a signed letter substantially in the form of Exhibit D.

                  (B) Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of this Indenture

                  (iv) Other Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the transferor delivers a certificate in the form of Exhibit B hereto.

                  (v) Transfer and Exchange of Beneficial Interests in Global Notes to Definitive Notes. In the event that a Global Note is exchanged for Restricted Definitive Notes in accordance with the terms of this Indenture, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of Sections 2.06(c), (d) and (e) (including the certification requirements set forth therein intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company reasonably necessary to comply with applicable law.

                  (vi) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and the Registrar receives the following:

                           (1) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                           (2) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Request in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                  (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction and in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                  (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                  (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Restricted Notes Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Registrar receives the following:

                  (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Restricted Notes Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                  (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Restricted Notes Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive
         Note issued in exchange for a beneficial interest pursuant to this
         Section 2.06(c)(iii) shall not bear the Restricted Notes Legend.

                  (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                  (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                  (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction and in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                  (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                  (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the Restricted Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

                  (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                  (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (ii) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Request in accordance with Section
2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

                  (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e):

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903
                  or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any
                  other exemption, including any such transfer to an Institutional Accredited Investor, from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Registrar receives the following:

                           (1) if the Holder of such Restricted Definitive Notes
                  proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                           (2) if the Holder of such Restricted Definitive Notes
                  proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and if the Company or the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (f) [intentionally omitted]

                  (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Restricted Notes Legend.

                  (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES,
                  (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT AND IN WHICH SUCH HOLDER SHALL HAVE, PRIOR TO SUCH TRANSFER, FURNISHED THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER, IF THE ISSUER SO REQUESTS, THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE

                  WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS SECURITY CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.

                  (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(vi), (c)(ii),
         (c)(iii), (d)(ii), (d)(iii), (e)(ii) or (e)(iii) of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Restricted Notes Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT
                  (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.01(a) OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.10 hereof. At any time prior to such cancellation, if any beneficial interest in a Global
Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

                  (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.09, 4.10, 4.12, 4.18, 4.23 and 8.05 hereof (or pursuant to paragraph 6 of the Notes at any time when the Station Value Coverage Ratio is less than 2.5 to 1.0)).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection or (B) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                  (ix) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.07.     Replacement Notes.
                  ------------------

                  If a mutilated Note is surrendered to the Trustee or if the Holder of a Note presents evidence to the satisfaction of the Company and the Trustee that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the New York Uniform Commercial Code as in effect on the date of this Indenture are met. An indemnity bond shall be required that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. In every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and the ownership thereof. The Company and the Trustee may charge for its expenses in replacing a Note. Every replacement Note is an additional obligation of the Company.

Section 2.08.     Outstanding Notes.
                  ------------------

                  Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

                  If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding until the Company and the Trustee receive proof satisfactory to each of them that the replaced Note is held by a bona fide purchaser.

                  If a Paying Agent holds on a Redemption Date or Maturity Date money sufficient to pay the principal of, premium, if any, and accrued interest on Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

                  Subject to Section 12.06, a Note does not cease to be outstanding solely because the Company or an Affiliate holds the Note.

Section 2.09.     Temporary Notes.
                  ----------------

                  Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form, and shall carry all rights, of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes presented to it.

Section 2.10.     Cancellation.
                  -------------

                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel and retain or, upon written request of the Company, may return to the Company in accordance with its normal practice, all Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07 hereof, the Company may not issue new Notes to replace Notes in respect of which it has previously paid all principal, premium and interest accrued thereon, or delivered to the Trustee for cancellation.

Section 2.11.     Defaulted Interest.
                  -------------------

                  If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted amounts, plus any interest payable on defaulted amounts pursuant to Section 4.01 hereof, to the persons who are Holders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner satisfactory to the Trustee and provide the Trustee at least 20 days notice of the proposed amount of default interest to be paid and the special payment date. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Holder a notice that states the special record date, the payment date (which shall be not less than five nor more than ten days after the special record date), and the amount to be paid. In lieu of the foregoing procedures, the Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

Section 2.12.     Deposit of Moneys.
                  ------------------

                  Prior to 10:00 a.m., New York City time, on each Interest Payment Date and the Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

Section 2.13.     CUSIP Number.
                  -------------

                  The Company in issuing the Notes may use a "CUSIP" number(s), and if so, the Trustee shall use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly inform the Trustee of any change in the CUSIP number(s).

                                   ARTICLE 3

                                   REDEMPTION

Section 3.01.     Notices to Trustee.
                  -------------------

                  If the Company elects to redeem Notes pursuant to paragraph 6 of the Notes, (i) at least 30 days prior to the Redemption Date in the case of a partial redemption, (ii) at least 30 days prior to the Redemption Date in the case of a total redemption or (iii) during such other period as the Trustee may agree to, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in paragraph 6 of the Notes.

Section 3.02.     Selection by Trustee of Notes to Be Redeemed.
                  ---------------------------------------------

                  In the event that fewer than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed on either a pro rata basis or by lot, or such other method as it shall deem fair and equitable. The Trustee shall promptly notify the Company of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $1,000. Notes and portions thereof the Trustee selects shall be redeemed in amounts of $1,000 or whole multiples of $1,000. For all purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03.     Notice of Redemption.
                  ---------------------

                  At least 30 but not more than 60 days before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to the Trustee and to each Holder of Notes to be redeemed at its address as the same appears on the registry books maintained by the Registrar pursuant to Section 2.03 hereof.

                  The notice shall identify the Notes to be redeemed (including the CUSIP number(s) thereof) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price;

                  (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date and upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

                  (4) the name and address of the Paying Agent;

                  (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date;

                  (7) the paragraph of the Notes pursuant to which the Notes are being redeemed; and

                  (8) the aggregate principal amount of Notes that are being redeemed.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense.

Section 3.04.     Effect of Notice of Redemption.
                  -------------------------------

                  Once the notice of redemption described in Section 3.03 is mailed, Notes called for redemption become due and payable on the Redemption Date and at the redemption price, including any premium, plus interest accrued to the Redemption Date, if any. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price, including any premium, plus interest accrued to the Redemption Date, if any, provided that if the Redemption Date is after a regular interest payment record date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant record date, and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

Section 3.05.     Deposit of Redemption Price.
                  ----------------------------

                  On or prior to 10:00 A.M., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest on Notes called for redemption shall have been made available in accordance with the preceding paragraph, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the redemption price of and, subject to the first proviso in Section 3.04, accrued and unpaid interest on such Notes to the Redemption Date. If any Note called for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Notes.

Section 3.06.     Notes Redeemed in Part.
                  -----------------------

                  Upon surrender of a Note that is redeemed in part, the Trustee shall authenticate for a Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

                                   ARTICLE 4

                                    COVENANTS

Section 4.01.     Payment of Notes.
                  -----------------

                  The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment. Interest will be computed on the basis set forth in the Notes.

                  The Company shall pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law), and overdue interest, to the extent lawful, at the rate specified in the Notes.

Section 4.02.     Commission Reports.
                  -------------------

                  (a) The Company will file with the Commission all information, documents and reports to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements, so long as the Commission will accept such filings; provided that the Company shall not be required pursuant to this Section 4.02 to include the separate financial statements of any Subsidiary Guarantor in any such filing. Except as contemplated by the proviso to the preceding sentence, the Company shall also comply with the provisions of TIA ss. 314(a).

                  (b) At the Company's expense, regardless of whether the Company is required to file with the Commission or furnish such information, documents and reports referred to in paragraph (a) above to its stockholders pursuant to the Exchange Act, the Company shall cause such information, documents and reports to be mailed to the Trustee at its address set forth in this Indenture and to the Holders at their addresses appearing in the register of Notes maintained by the Registrar within 15 days after it files them with the Commission or such date as they would have been required to be filed with the Commission if the Company were required to so file pursuant to the Exchange Act.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  (c) For so long as any Notes remain outstanding, the Company shall make available upon request, to any Holder, any holder of a beneficial interest in a Note and, upon request of any Holder or any such holder, any prospective purchaser of a Note or a beneficial interest therein, the information required pursuant to Rule 144A(d)(4) under the Securities Act during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act.

Section 4.03.     Waiver of Stay, Extension or Usury Laws.
                  ----------------------------------------

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.04.     Compliance Certificate.
                  -----------------------

                  (a) The Company shall deliver to the Trustee, within 100 days after the end of each fiscal year and on or before 50 days after the end of the first, second and third quarters of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during such fiscal year or fiscal quarter, as the case may be, has been made under the supervision of the signing officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture and the Security Documents, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof and thereof (or, if a Default or Event of Default shall have occurred, describing all of such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02 above shall be accompanied by a written statement of the Company's independent certified public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of this Article 4 or Article 5 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly for any failure to obtain knowledge of any such violation.

                  (c) The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05.     Taxes.
                  ------

                  The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.06.     Limitation on Debt.
                  -------------------

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, incur, directly or indirectly, any Debt (including Acquired Debt) other than Permitted Debt unless:

                  (1) after giving effect to the incurrence of such Debt and the application of the proceeds thereof, the ratio of total Debt to the Company's Consolidated EBITDA (determined on a pro forma basis for the last four full fiscal quarters for which financial statements are available at the date of determination) would be less than 7.0 to 1.0; provided that for purposes of calculating the ratio, Debt shall not include the Existing Preferred Stock; and provided further, however, that if the Debt which is the subject of a determination under this provision is Acquired Debt or Debt to be incurred in connection with the simultaneous acquisition of any Person, business, property or assets, then such ratio shall be determined by giving effect (on a pro forma basis, as if the transaction had occurred at the beginning of the four quarter period) to both the incurrence of the Acquired Debt or other Debt by the Company and the inclusion in the Company's Consolidated EBITDA of the Consolidated EBITDA of the acquired Person, business, property or assets; and

                  (2) no Default or Event of Default would occur as a consequence of such incurrence or be continuing following such incurrence.

                  (b) Notwithstanding anything to the contrary contained in this
Section 4.06,

                  (1) the Company shall not, and shall not permit any Subsidiary Guarantor to, incur any Debt pursuant to this Section 4.06 (other than Debt incurred under clause (1) of Section 4.06(a) or clause (j) or (k) of the definition of "Permitted Debt") if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless such Debt shall be subordinated to the Notes or the applicable Subsidiary Guarantee, as the case may be, to at least the same extent as such Subordinated Obligations;

                  (2) the Company shall not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to incur any Debt pursuant to this
         Section 4.06 (other than Debt incurred under clause (1) of Section 4.06(a)) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations of the Company or any Subsidiary Guarantor;

                  (3) accrual of interest, accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Debt, will be deemed not to be an incurrence of Debt for purposes of this Section 4.06; and

                  (4) for purposes of determining compliance with this Section 4.06, in the event that an item of Debt (including Acquired Debt) meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (l) of such definition or is entitled to be incurred pursuant to clause (1) of Section 4.06(a), the Company will, in its sole discretion, classify (or later reclassify in whole or in part, in its sole discretion) such item of Debt in any manner that complies with this Section 4.06.

                  (c) The Company shall not, and shall not permit any Subsidiary Guarantor to, incur, directly or indirectly, any Debt that is subordinate or junior in right of payment to any Debt unless such Debt is expressly subordinated in right of payment to the Notes or the Subsidiary Guarantee of such Subsidiary Guarantor, as the case may be.

Section 4.07. Limitation on Issuance or Sale of Capital Stock of Restricted Subsidiaries.
                 ---------------------------------------------------------------

                  The Company shall not:

                  (a) sell, pledge, hypothecate or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary; or

                  (b) permit any Restricted Subsidiary to, directly or indirectly, issue or sell or otherwise dispose of any shares of its Capital Stock or the Capital Stock of another Restricted Subsidiary;

other than, in the case of either (a) or (b):

                  (1) directors' qualifying shares;

                  (2) to the Company or a Wholly Owned Restricted Subsidiary;

                  (3) Preferred Stock issued by a Restricted Subsidiary other than to the Company or a Restricted Subsidiary if the Company or such Restricted Subsidiary would be permitted to incur Debt under clause (1) of Section 4.06(a) in the principal amount of the aggregate liquidation value of the Preferred Stock to be issued; or

                  (4) a disposition of the Capital Stock of a Restricted Subsidiary; provided, however, that such disposition is effected in compliance with Section 4.10 or Section 4.12, as applicable.

Section 4.08.     Limitation on Restricted Payments.
                  ----------------------------------

                  (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, directly or indirectly, any Restricted Payment if at the time of, and after giving effect to, such proposed Restricted Payment:

                  (1) a Default or Event of Default shall have occurred and be continuing;

                  (2) the Company could not incur at least $1.00 of additional Debt pursuant to clause (1) of Section 4.06(a); or

                  (3) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made since the Issue Date (the amount of any Restricted Payment, if made other than in cash, to be based upon Fair Market Value) would exceed the sum of

                           (A) 100% of the Company's Cumulative Consolidated
                  EBITDA minus 1.4 times the Company's Cumulative Consolidated Interest Expense, plus

                           (B) 100% of the aggregate net proceeds (after
                  deduction of fees, expenses, discounts and commissions incurred in connection with issuance and sale) and the Fair Market Value of securities or other Property received by the Company from the issue or sale, after the Issue Date, of Capital Stock (other than Disqualified Capital Stock of the Company or Capital Stock of the Company issued to any Restricted Subsidiary of the Company) of the Company or any Debt or other securities of the Company convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Company which have been so converted or exercised or exchanged, as the case may be, plus

                           (C) $10.0 million.

                  (b) Notwithstanding the foregoing limitation, the Company may:

                  (1) pay dividends on its Capital Stock within 60 days of the declaration thereof if, on said declaration date, such dividends could have been paid in compliance with this Indenture; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

                  (2) purchase, repurchase, redeem, legally defease, acquire or retire for value (x) Capital Stock of the Company or Subordinated Obligations in exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Capital Stock and other than Capital Stock issued or sold to a Subsidiary of the Company), and (y) Disqualified Capital Stock of the Company in exchange for, or out of the proceeds of the substantially concurrent sale of (other than to a Subsidiary of the Company) Disqualified Capital Stock of the Company that has a redemption date, and requires the payment of current dividends in cash, no earlier than the Disqualified Capital Stock being purchased, redeemed, or otherwise acquired or retired; provided, however, that

                           (A) such purchase, repurchase, redemption, legal
                  defeasance, acquisition or retirement shall be excluded in the calculation of the amount of Restricted Payments and

                           (B) the Capital Stock Sale Proceeds from such
                  exchange or sale shall be excluded from the calculation pursuant to clause (a)(3)(B) above;

                  (3) Repay any Subordinated Obligations in exchange for, or out of the proceeds of the substantially concurrent sale of, Refinancing Debt; provided, however, that such Repayment shall be excluded from the calculation of the amount of Restricted Payments;

                  (4) repurchase shares of, or options to purchase shares of, common stock of the Company or any of its Subsidiaries from current or former officers, directors or employees of the Company or any of its Subsidiaries (or permitted transferees of such current or former officers, directors or employees), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell, or are granted the option to purchase or sell, shares of such common stock; provided, however, that:

                           (A) the aggregate amount of such repurchases shall
                  not exceed $1.0 million in any calendar year and

                           (B) at the time of such repurchase, no other Default
                  or Event of Default shall have occurred and be continuing (or result therefrom);

         provided further, however, that such repurchases shall be included in the calculation of the amount of Restricted Payments;

                  (5) purchase, repurchase, redeem, legally defease, acquire or retire for value outstanding Preferred Stock (or pay accrued cash dividends on such Preferred Stock) or Subordinated Obligations in exchange for, or out of, Available Basket Proceeds; provided, however, that such payment, purchase, repurchase, redemption, legal defeasance, acquisition or retirement shall be excluded from the calculation of the amount of Restricted Payments;

                  (6) as long as no Default or Event of Default has occurred and is continuing, pay cash dividends (not constituting a return of capital) on the Existing Preferred Stock under the terms related to the payment of dividends on the Existing Preferred Stock as in effect on the Issue Date and described under "Description of Material Indebtedness and Preferred Stock" in the Offering Memorandum; provided, however, that any cash dividends paid with respect to the Existing Preferred Stock shall reduce amounts otherwise available for Restricted Payments; and provided further, however, in no event shall any such cash dividend be paid at any time when the Company is permitted to pay a dividend on such stock otherwise than in cash, unless the Company would be required to pay such non-cash dividends at a rate higher than that applicable to cash dividends;

                  (7) pay dividends on Disqualified Capital Stock solely in additional shares of Disqualified Capital Stock;

                  (8) make Restricted Payments in the aggregate of $15.0 million;

                  (9) make distributions or payments of Receivables Fees;

                  (10) Repay, at the scheduled date for any maturity, sinking fund or amortization or other installment payment, any Subordinated Obligations (other than Disqualified Capital Stock)

         (or Repay any Subordinated Obligation (other than Disqualified Capital Stock) in anticipation of satisfying a scheduled maturity, sinking fund or amortization or other installment payment on such Subordinated Obligations, in each case due within one year of the date of such Repayment); provided, however, that the Company has delivered to the Trustee an Officers' Certificate setting forth the Station Value on the Business Day immediately preceding the date of and after giving effect to such Repayment and a calculation demonstrating on such basis that the Station Value Coverage Ratio is at least 2.5 to 1.0; provided further, however, that such Repayment shall be excluded from the calculation of the amount of Restricted Payments; and

                  (11) purchase, repurchase, redeem, acquire or retire for value Preferred Stock in exchange for, or out of the proceeds of a substantially concurrent sale of, Subordinated Obligations in a Permitted Preferred Stock Refinancing; provided, however, that such purchase, repurchase, redemption, acquisition or retirement for value shall be excluded from the calculation of the amount of Restricted Payments.

                  For purposes of determining compliance with this Section 4.08, if a Restricted Payment meets the criteria of more than one of the categories of Restricted Payments permitted by clauses (1) through (11) of this Section 4.08(b), or is permitted to be made pursuant to Section 4.08(a), the Company will, in its sole discretion, classify such Restricted Payment in any manner that complies with this Section 4.08.

                  (c) Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.08 were computed, which calculations may be based upon the Company's latest available financial statements, and that no Default or Event of Default exists and is continuing and no Default or Event of Default will occur immediately after giving effect to any Restricted Payments.

Section 4.09.     Limitation on Liens.
                  --------------------

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur or suffer to exist any Lien (other than Permitted Liens) upon any of its Property, whether owned at the Issue Date or thereafter acquired, or any interest therein or any income or profits therefrom.

Section 4.10.     Limitation on Asset Sales.
                  --------------------------

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Sale unless:

                  (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale (it being understood that any appraisal with respect to any Property shall not be conclusive evidence of the Fair Market Value thereof);

                  (2) at least 75% of the consideration paid to the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of cash or cash equivalents (other than as set forth in clause (3) below) or the assumption by the purchaser of liabilities of the Company or any Restricted Subsidiary (other than Subordinated Obligations) as a result of which the Company and the Restricted Subsidiaries are no longer obligated with respect to such liabilities;

                  (3) notwithstanding clause (2) above, the Company may exchange all or substantially all of the assets of one or more media properties operated by the Company, including by way of the transfer of Capital Stock, for all or substantially all of the assets, including by way of Capital Stock, constituting one or more media properties operated by another Person; provided that (x) not less than 75% of the consideration received by the Company in the exchange is in the form of cash or cash equivalents considering, for this purpose only, the media properties, valued at their Fair Market Value, as cash equivalents and
         (y) to the extent that the Property disposed of constituted Collateral then subject to the Lien of the Security Documents, the Property acquired by the Company in such transaction shall be made subject to the Lien of the Security Documents; and

                  (4) the Company delivers an Officers' Certificate to the Trustee certifying that such Asset Sale complies with the foregoing clauses (1), (2) and, if applicable, (3).

                  (b) The Net Available Cash (or any portion thereof) from Asset Sales may be applied by the Company or a Subsidiary Guarantor, to the extent the Company or such Subsidiary Guarantor elects (or is required by the terms of any Debt) to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Subsidiary Guarantor with Net Available Cash received by the Company or another Restricted Subsidiary); provided that such Additional Assets shall be made subject to the Lien of the Security Documents to the same extent as the Property subject to such Asset Sale.

                  (c) Any Net Available Cash from an Asset Sale (other than Net Available Cash from an Excluded Asset Sale or that has been designated as Available Basket Proceeds in accordance with Section 4.22) not applied in accordance with Section 4.10(b) within 270 days from the date of the receipt of such Net Available Cash or allocated for investment in identified Additional Assets in respect of a project that shall have been commenced, and for which binding contractual commitments have been entered into, prior to the end of such 270-day period and that shall not have been completed or abandoned shall constitute "Excess Proceeds"; provided, however, that the amount of any Net Available Cash that ceases to be so allocated as contemplated above and any Net Available Cash that is allocated in respect of a project that is abandoned or completed shall also constitute "Excess Proceeds" at the time any such Net Available Cash ceases to be so allocated or at the time the relevant project is so abandoned or completed, as applicable; provided further, however, that the amount of any Net Available Cash that continues to be allocated for investment and that is not actually reinvested within 24 months from the date of the receipt of such Net Available Cash shall also constitute "Excess Proceeds."

                  (d) When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will be required to make an offer to purchase (the "Prepayment Offer") the Notes, which offer shall be in the amount of the Excess Proceeds, on a pro rata basis according to principal amount, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date (subject to the right of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures (including prorating in the event of oversubscription) set forth in Article 3. To the extent that any portion of the amount of Excess Proceeds remains after compliance with the preceding sentence and provided that all Holders of Notes have been given the opportunity to tender their Notes for purchase pursuant to such Prepayment Offer, the Company or such Restricted Subsidiary may use such remaining amount for any purpose not otherwise prohibited by this Indenture and the Security Documents, and the amount of Excess Proceeds shall be reset to zero.

                  (e) Notwithstanding the foregoing, any Asset Sale of a Principal Station shall not be subject to the foregoing requirements and shall instead be governed by Section 4.12.

                  (f) Promptly, and in any event within 30 days after the Company is obligated to make a Prepayment Offer pursuant to Section 4.10(d), the Company shall send a written notice, by first-class mail, to the Holders of Notes, accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to such Prepayment Offer. Such notice shall state, among other things, the purchase price and the purchase date, which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed.

                  (g) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this
Section 4.10. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.10, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.10 by virtue thereof.

                  (h) On or before the purchase date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof tendered pursuant to the Prepayment Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest on the Notes to be purchased and deliver to the Trustee an Officers' Certificate stating that such securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section
4.10. The Paying Agent shall promptly (but in any case not later than 5 days after the purchase date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Note tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee shall authenticate and mail or make available for delivery such new Note to such Holder equal in principal amount to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Prepayment Offer on the purchase date.

Section 4.11.     Limitation on Transactions with Affiliates.
                  -------------------------------------------

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into or suffer to exist any transaction or series of transactions (including the purchase, sale, transfer, assignment, lease, conveyance or exchange of any Property or the rendering of any service) with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction"), unless:

                  (1) the terms of such Affiliate Transaction are

                           (A) fair and reasonable to the Company or such
                  Restricted Subsidiary, as the case may be, and

                           (B) no less favorable to the Company or such
                  Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company;

                  (2) if such Affiliate Transaction involves aggregate payments or value in excess of $1.0 million, the Company obtains and promptly delivers to the Trustee a resolution of its Board of Directors (including a majority of the disinterested members of the Board of Directors) approving such Affiliate Transaction and certifying that, in its good faith judgment, such Affiliate Transaction complies with clauses
         (a)(1)(A) and (a)(1)(B) above; and

                  (3) if such Affiliate Transaction involves aggregate payments or value in excess of $5.0 million, the Company obtains a written opinion from an Independent Financial Advisor that the transaction is fair to the Company and the Restricted Subsidiaries.

                  (b) Without regard to the foregoing limitations, the Company or any Restricted Subsidiary may enter into or suffer to exist the following:

                  (1) any transaction or series of transactions between the Company and one or more Restricted Subsidiaries or between two or more Restricted Subsidiaries in the ordinary course of business; provided that no more than 5% of the total voting power of the Voting Stock (on a fully diluted basis) of any such Restricted Subsidiary is owned by an Affiliate of the Company (other than a Restricted Subsidiary);

                  (2) any Restricted Payment permitted to be made pursuant to
         Section 4.08 or any Permitted Investment;

                  (3) any transaction, including compensation and employee benefit arrangements, with an officer or director of the Company or any of the Restricted Subsidiaries in his or her capacity as an officer or director, so long as the Board of Directors in good faith shall have approved the terms thereof;

                  (4) loans and advances to employees made in the ordinary course of business and consistent with the past practices of the Company or such Restricted Subsidiary, as the case may be; provided that such loans and advances do not exceed $1.0 million to any one employee and $5.0 million in the aggregate at any one time outstanding;

                  (5) agreements in effect on the Issue Date and any modifications, extensions or renewals thereto that are no less favorable to the Company or any Restricted Subsidiary than such agreement as in effect on the Issue Date; and

                  (6) sales of accounts receivable, or participations therein, in connection with any Receivables Facility.

Section 4.12.     Limitation on Asset Sales of Principal Stations.
                  ------------------------------------------------

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Sale involving a material portion of the assets of a Principal Station or any portion of the Capital Stock of any Restricted Subsidiary that holds an FCC License with respect to a Principal Station unless:

                  (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale and the Company obtains a written opinion from an Independent Financial Advisor that such Asset Sale is fair to the Company or such Restricted Subsidiary, as the case may be (it being understood that any appraisal with respect to any Property shall not be conclusive evidence of the Fair Market Value thereof);

                  (2) at least 75% of the consideration paid to the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of cash or cash equivalents or the assumption by the purchaser of liabilities of the Company or any Restricted Subsidiary (other than Subordinated Obligations) as a result of which the Company and the Restricted Subsidiaries are no longer obligated with respect to such liabilities; and

                  (3) the Company delivers an Officers' Certificate to the Trustee certifying that such Asset Sale complies with clauses (1) and
         (2) above.

                  (b) Promptly, and in any event within 30 days following the receipt by the Company or any Restricted Subsidiary of any Net Available Cash from an Asset Sale subject to Section 4.12(a), the Company shall make an offer to purchase (the "Principal Station Prepayment Offer") the Notes, which offer shall be in the amount of the Net Available Cash from such Asset Sale that is attributable to Property used in a Principal Station or Capital Stock of a Restricted Subsidiary that holds an FCC License with respect to a Principal Station, on a pro rata basis according to principal amount, at a purchase price equal to the price applicable to redemptions pursuant to paragraph 6 of the Notes as of the date of such Principal Station Prepayment Offer (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures (including prorating in the event of oversubscription) set forth in Article 3. To the extent that any portion of the amount of such Net Available Cash remains after compliance with the preceding sentence and provided that all Holders of Notes have been given the opportunity to tender their Notes for purchase pursuant to such Principal Station Prepayment Offer, the Company or such Restricted Subsidiary may use such remaining amount for any purpose not otherwise prohibited by this Indenture and the Security Documents.

                  (c) In connection with any Principal Station Prepayment Offer, the Company shall send a written notice, by first-class mail, to the Holders of Notes, accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to such Principal Station Prepayment Offer. Such notice shall state, among other things, the purchase price and the purchase date, which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed.

                  (d) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this
Section 4.12. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.12, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.12 by virtue thereof.

                  (e) On or before the purchase date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof tendered pursuant to the Principal Station Prepayment Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest on the Notes to be purchased and deliver to the Trustee an Officers' Certificate stating that such securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 4.12. The Paying Agent shall promptly (but in any case not later than 5 days after the purchase date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Note tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee shall authenticate and mail or make available for delivery such new Note to such Holder, equal in principal amount to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Principal Station Prepayment Offer on the purchase date.

Section 4.13.     Designation of Restricted and Unrestricted Subsidiaries.
                  --------------------------------------------------------

                  (a) The Board of Directors may designate any Subsidiary of the Company to be an Unrestricted Subsidiary if:

                  (1) the Subsidiary to be so designated does not own any Capital Stock or Debt of, or own or hold any Lien on any Property of, the Company or any other Restricted Subsidiary; and

                  (2) either:

                           (A) the Subsidiary to be so designated has total
                  assets of $1,000 or less or

                           (B) such designation is effective immediately upon
                  such entity becoming a Subsidiary of the Company.

Unless designated as an Unrestricted Subsidiary in accordance with paragraph
(a)(2)(B) above, any Person that becomes a Subsidiary of the Company will be classified as a Restricted Subsidiary.

                  (b) Except as provided in paragraph (a) above, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. In addition, neither the Company nor any Restricted Subsidiary shall at any time be directly or indirectly liable for any Debt that provides that the holder thereof may (with the passage of time or notice or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its Stated Maturity upon the occurrence of a default with respect to any Debt, Lien or other obligation of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary). Upon designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with Section 4.13(a), such Restricted Subsidiary shall, by execution and delivery of a supplemental indenture in form satisfactory to the Trustee, be released from any Subsidiary Guarantee previously made by such Restricted Subsidiary.

                  (c) The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if, immediately after giving pro forma effect to such designation,

                  (1) the Company could incur at least $1.00 of additional Debt pursuant to clause (1) of Section 4.06(a) and

                  (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom.

                  (d) Any such designation or redesignation by the Board of Directors will be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation or redesignation and an Officers' Certificate that

                  (1) certifies that such designation or redesignation complies with the foregoing provisions and

                  (2) gives the effective date of such designation or redesignation, such filing with the Trustee to occur within 45 days after the end of the fiscal quarter of the Company in which such designation or redesignation is made (or, in the case of a designation or redesignation made during the last fiscal quarter of the Company's fiscal year, within 90 days after the end of such fiscal year).

Section 4.14.     Future Subsidiary Guarantors.
                  -----------------------------

                  The Company shall cause each Person that becomes a Domestic Restricted Subsidiary following the Issue Date and any other entity that guarantees any Debt of the Company or any of its Domestic Restricted Subsidiaries to execute and deliver to the Trustee a supplemental indenture in form acceptable to the Trustee and a supplement to the Security Agreement (and any other applicable Security Documents) pursuant to which such Domestic Restricted Subsidiary shall guarantee the payment and performance of the Company's obligations under the Guaranteed Amount of Notes and grant a security interest in all Property owned by it of the type constituting Collateral at the time such Person becomes a Domestic Restricted Subsidiary or guarantees any such Debt.

Section 4.15. Limitation on Restrictions on Distributions from Restricted Subsidiaries.
                  -----------------------------------------------------------

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist any consensual restriction on the right of any Restricted Subsidiary to:

                  (1) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, or pay any Debt or other obligation owed, to the Company or any other Restricted Subsidiary;

                  (2) make any loans or advances to the Company or any other Restricted Subsidiary; or

                  (3) transfer any of its Property to the Company or any other Restricted Subsidiary.

                  (b) The foregoing limitations will not apply:

                  (1) with respect to clauses (1), (2) and (3) of paragraph (a), to restrictions

                           (A) in effect on the Issue Date,

                           (B) relating to Debt of a Restricted Subsidiary and
                  existing at the time it became a Restricted Subsidiary if such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company,

                           (C) created in connection with any Receivables
                  Facility that, in the good faith determination of the Board of Directors of the Company, are necessary or advisable to effect such Receivables Facility, or

                           (D) that result from the Refinancing of Debt incurred
                  pursuant to an agreement referred to in clause (1)(A) or (B) above or in clause (2)(A) or (B) below, provided such restriction is no less favorable to the Holders of Notes than those under the agreement evidencing the Debt so Refinanced; and

                  (2) with respect to clause (a)(3) only, to restrictions

                           (A) relating to Debt that is permitted to be incurred
                  and secured pursuant to Sections 4.06 and 4.09 that limit the right of the debtor to dispose of the Property securing such Debt,

                           (B) encumbering Property at the time such Property
                  was acquired by the Company or any Restricted Subsidiary, so long as such restriction relates solely to the Property so acquired and was not created in connection with or in anticipation of such acquisition,

                           (C) resulting from customary provisions restricting
                  subletting or assignment of leases or customary provisions in other agreements that restrict assignment of such agreements or rights thereunder or

                           (D) customarily contained in asset sale agreements
                  limiting the transfer of such Property pending the closing of such sale.

Section 4.16.     Payments for Consent.
                  ---------------------

                  Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Security Documents or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

Section 4.17.     Corporate Existence.
                  --------------------

                  Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.18.     Change of Control.
                  ------------------

                  (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price (the "Change of Control Purchase Price") equal to (a) at any time prior to January 15, 2006, 101% of the principal amount thereof, and (b) at any time thereafter, 100% of the principal amount thereof, in each case, plus accrued and unpaid interest, to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

                  (b) Within 30 days following any Change of Control, the Company shall:

                  (1) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or another similar business news service in the United States; and

                  (2) send, by first-class mail, with a copy to the Trustee, to each Holder of Notes, at such Holder's address appearing in the register of Notes maintained by the Registrar, a notice stating:

                           (A) that a Change of Control has occurred and a
                  Change of Control Offer is being made pursuant to this Section
                  4.18 and that all Notes timely tendered will be accepted for payment;

                           (B) the Change of Control Purchase Price and the
                  purchase date, which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed;

                           (C) the circumstances and relevant facts regarding
                  the Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to the Change of Control); and

                           (D) the procedures that Holders of Notes must follow
                  in order to tender their Notes (or portions thereof) for payment, and the procedures that Holders of Notes must follow in order to withdraw an election to tender Notes (or portions thereof) for payment.

                  (c) On the purchase date, the Company shall to the extent lawful (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a Note equal in principal amount to any unpurchased portion of the Notes surrendered; provided that each such Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

                  (d) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.18, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.18 by virtue of such compliance.

Section 4.19.     Maintenance of Office or Agency.
                  --------------------------------

                  The Company shall maintain an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 12.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Corporate Trust Office of the Trustee set forth in Section 12.02 as such office of the Company.

Section 4.20.     Delivery of Station Appraisals.
                  -------------------------------

                  The Company shall deliver to the Trustee no later than December 31, 2004 and thereafter no later than the date that is 12 months after the date on which the previous Station Appraisal was delivered to the Trustee, a Station Appraisal, dated as of a date not more than five Business Days prior to the date of such delivery. Except as set forth in the next sentence, each Station Appraisal shall be treated as confidential by the Trustee and may not, without the Company's prior written consent, be made available to any third party, including any Holder of Notes. If an Event of Default shall have occurred and be continuing, upon request of any Holder, the Trustee shall furnish to such Holder the most recent Station Appraisal received by it pursuant to this Section 4.20; provided that such Holder shall have agreed in writing in form and substance reasonably satisfactory to the Company that such Holder shall maintain the confidentiality of such Station Appraisal except as required by law or compulsory judicial process.

Section 4.21.     Maintenance of Station Value Coverage Ratio.
                  --------------------------------------------

                  The Company shall deliver an Officers' Certificate to the Trustee on each January 15, April 15, July 15 and October 15, commencing April 15, 2004, setting forth a calculation of the Station Value Coverage Ratio as of the last day of the immediately preceding fiscal quarter (each such day being referred to as a "Test Date"). In the event that the Station Value Coverage Ratio as of any Test Date is less than 2.5 to 1.0, the Company shall redeem Notes pursuant to, and at the redemption prices provided for in, paragraph 6 of the Notes or repurchase Notes in market transactions, on or prior to the 270th day after the applicable Test Date, in an amount such that, after giving effect to such redemptions or repurchases within such 270-day period, the Station Value Coverage Ratio, as set forth in an Officers' Certificate delivered to the Trustee, on any date within such 270-day period is at least 2.5 to 1.0; provided that, if the Station Value Coverage Ratio as of any date within such 270-day period, as set forth in an Officers' Certificate delivered to the Trustee, is at least 2.5 to 1.0 by reason of the completion of any acquisitions of Owned Television Stations, the Company will cease to be required to redeem or repurchase Notes by reason of the previously delivered Officers' Certificate setting forth a Station Value Coverage Ratio of less than 2.5 to 1.0. The Company shall comply with the provisions of Article III in connection with any redemption pursuant to paragraph 6 of the Notes.

Section 4.22. Designation of Net Available Cash from an Asset Sale as Available Basket Proceeds upon Satisfaction of Station Value Coverage Requirements.
                  ------------------------------------------------------------

                  The Company may designate all or any part of the Net Available Cash from any Asset Sale (other than an Asset Sale that is subject to Section
4.12 without regard to whether such Net Available Cash had previously been used to make a Principal Station Prepayment Offer) as "Available Basket Proceeds" at any time within 270 days from the date of receipt of such Net Available Cash if
(a) the Company shall have delivered to the Trustee an Officers' Certificate setting forth the Station Value and a calculation demonstrating that on the date of such designation and after giving effect to the related Asset Sale, (i) the Station Value Coverage Ratio is at least 4.0 to 1.0 and (ii) the Restricted License Subsidiary Coverage Ratio is at least 3.0 to 1.0 and (b) on the date of such designation, the Company (i) applies, (ii) issues an irrevocable notice of redemption requiring the Company within 60 days to apply or (iii) makes an unconditional offer to purchase Subordinated Obligations or Preferred Stock within 60 days, which if accepted would require the Company to apply, such designated amount to make a Restricted Payment pursuant to Section 4.08(b)(5). Notwithstanding the foregoing, any Net Available Cash which has been designated as Available Basket Proceeds but has not been used to make a Restricted Payment pursuant to Section 4.08(b)(5) within 270 days from the date of receipt of the Net Available Cash constituting such Available Basket Proceeds, shall constitute Excess Proceeds and shall be applied in accordance with Section 4.10(d).

Section 4.23.     Events of Loss.
                  ---------------

                  (a) If an Event of Loss occurs with respect to any Collateral with a Fair Market Value (or replacement cost, if greater) in excess of $5.0 million, the Company or the affected Subsidiary Guarantor, as the case may be, may apply any Net Loss Proceeds from such Event of Loss to the rebuilding, repair, replacement or construction of improvements to the affected Property (the "Subject Property"), with no concurrent obligation to make any purchase of any Notes if the Company delivers to the Trustee within 90 days of such Event of
Loss:

                  (1) a written opinion from a reputable contractor that the Subject Property can be rebuilt, repaired, replaced or constructed and operating within 365 days from the date of such opinion; and

                  (2) an Officers' Certificate certifying that the Company or the affected Subsidiary Guarantor has available from Net Loss Proceeds (including amounts collectible from the applicable insurance carrier) or other sources sufficient funds to complete the rebuilding, repair, replacement or construction described in clause (1) above.

                  (b) Any Net Loss Proceeds that are not reinvested or not permitted to be reinvested as provided in the first sentence of this Section
4.23 will be deemed "Excess Loss Proceeds." Within ten days following the date that the aggregate amount of Excess Loss Proceeds received by the Company or the applicable Subsidiary Guarantor exceeds $10.0 million, the Company will make an offer, on a pro rata basis (an "Event of Loss Offer"), to all Holders of Notes to purchase the maximum principal amount of Notes that may be purchased out of the Excess Loss Proceeds. The offer price in any Event of Loss Offer will be equal to 100% of the principal amount plus accrued and unpaid interest to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures (including prorating in the event of oversubscription) set forth in Article 3. If any Excess Loss Proceeds remain after consummation of any purchase contemplated by an Event of Loss Offer, the Company may use such Excess Loss Proceeds for any purpose not otherwise prohibited by this Indenture and the Security Documents. Upon completion of any such Event of Loss Offer, the amount of Excess Loss Proceeds shall be reset to zero.

                  (c) In connection with any Event of Loss Offer, the Company shall send a written notice, by first-class mail, to the Holders of Notes, accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to such Event of Loss Offer. Such notice shall state, among other things, the purchase price and the purchase date, which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed.

                  (d) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this
Section 4.23. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.23, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.23 by virtue thereof.

                  (e) On or before the purchase date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof tendered pursuant to the Event of Loss Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest, if any, on the Notes to be purchased and deliver to the Trustee an Officers' Certificate stating that such securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 4.23. The Paying Agent shall promptly (but in any case not later than five days after the purchase date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Note tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee shall authenticate and mail or make available for delivery such new Note to such Holder equal in principal amount to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

Section 4.24.     Maintenance of Insurance.
                  -------------------------

                  The Company shall (i) maintain and cause to be maintained for each of its Restricted Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by a business of the size and character of the Company and its Restricted Subsidiaries and, in any event, all insurance required by the Security Documents, and (ii) cause all insurance maintained with respect to any Collateral to name the Trustee, for its benefit and for the benefit of Holders of Notes, as additional insured or loss payee, as appropriate.

Section 4.25.     Certain Matters in Connection with FCC Licenses.
                  ------------------------------------------------

                  The Company shall maintain direct ownership of all of the Capital Stock of the Restricted License Subsidiary. If, following the Issue Date, the Company or any of its Restricted Subsidiaries obtains any FCC License, the Company shall cause such FCC License to be held by a License Subsidiary unless the Board of Directors shall have determined that doing so would be impracticable.

Section 4.26.     Designated Senior Debt.
                  -----------------------

                  The Notes are hereby designated as "Designated Senior Debt" and the Subsidiary Guarantees as "Guarantor Senior Debt" under each class of the Company's existing and future Subordinated Obligations. At all times prior to the repayment in full of all Obligations in respect of the Notes, the Company shall cause the Notes to be "Designated Senior Debt" and the Subsidiary Guarantees to be "Guarantor Senior Debt" under each class of the Company's existing and future Subordinated Obligations.

                                   ARTICLE 5

                              SUCCESSOR CORPORATION


Section 5.01.     Limitation on Consolidation, Merger and Sale of Property.
                  ---------------------------------------------------------

                  (a) The Company shall not merge, consolidate or amalgamate with or into any other Person (other than a merger of a Wholly Owned Restricted Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all its Property in any one transaction or series of transactions unless:

                  (1) the Company shall be the surviving Person in such merger, consolidation or amalgamation, or the surviving person (if other than the Company) formed by such merger, consolidation or amalgamation or to which such sale, transfer, assignment, lease, conveyance or disposition is made (the "Surviving Person") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) the Surviving Person expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company;

                  (3) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all the Property of the Company, such Property shall have been transferred as an entirety or virtually as an entirety to one Person;

                  (4) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (and treating, for purposes of this clause (4) and clauses (5) and (6) below, any Debt that becomes, or is anticipated to become, an obligation of the Surviving Person or any Restricted Subsidiary as a result of such transaction or series of transactions as having been incurred by the Surviving Person or such Restricted Subsidiary at the time of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

                  (5) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company or the Surviving Person, as the case may be, would be able to incur at least $1.00 of additional Debt under clause (1) of Section 4.06(a);

                  (6) the Company or the surviving Person shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto comply with this Section 5.01 and that all conditions precedent provided for in this Indenture relating to such transaction have been satisfied; and

                  (7) the Company or the Surviving Person shall comply with clause (e) of this Section 5.01.

                  (b) The Company shall not permit any Subsidiary Guarantor to merge, consolidate or amalgamate with or into any other Person (other than a merger of a Wholly Owned Restricted Subsidiary into the Company or any such Subsidiary Guarantor) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all its Property in any one transaction or series of transactions unless:

                  (1) the Surviving Person (if not such Subsidiary Guarantor) formed by such merger, consolidation or amalgamation or to which such sale, transfer, assignment, lease, conveyance or disposition is made shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) the Surviving Person (if other than such Subsidiary Guarantor) expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual performance and observance of all the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee;

                  (3) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all the Property of such Subsidiary Guarantor, such Property shall have been transferred as an entirety or virtually as an entirety to one Person;

                  (4) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (and treating, for purposes of this clause (4) and clause (5) below, any Debt that becomes, or is anticipated to become, an obligation of the Surviving Person, the Company or any Restricted Subsidiary as a result of such transaction or series of transactions as having been incurred by the Surviving Person, the Company or such Restricted Subsidiary at the time of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

                  (5) the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and such Subsidiary Guarantee, if any, in respect thereto comply with this Section 5.01 and that all conditions precedent provided for in this Indenture relating to such transaction have been satisfied; and

                  (6) the Subsidiary Guarantor or the Surviving Person shall comply with clause (e) of this Section 5.01.

                  (c) The provisions of Section 5.01(b) shall not apply to any transactions which constitute an Asset Sale if the Company has complied with Sections 4.10 and 4.12.

                  (d) The Surviving Person shall succeed to, and be substituted for and may exercise every right and power of the Company under, this Indenture and the Security Documents (or of the Subsidiary Guarantor under the Subsidiary Guarantee and the Security Documents, as the case may be), but the predecessor company in the case of

                  (1) a sale, transfer, assignment, conveyance or other disposition (unless such sale, transfer, assignment, conveyance or other disposition is of all the assets of the Company or such Subsidiary Guarantor as an entirety or virtually as an entirety) or

                  (2) a lease,
shall not be released from any of the obligations or covenants under this Indenture, including with respect to the payment of the Notes, or the Security Documents.

                  (e) The following additional conditions shall apply to each transaction subject to Section 5.01(a) or 5.01(b):

                  (1) the Company, such Subsidiary Guarantor or the Surviving Person, as applicable, will cause such amendments or other instruments to be filed and recorded in such jurisdictions as may be required by applicable law to preserve and protect the Lien of the Security Documents on the Collateral owned by or transferred to such Person, together with such financing statements as may be required to perfect any security interests in such Collateral which may be perfected by the filing of a financing statement under the Uniform Commercial Code of the relevant jurisdictions;

                  (2) the Collateral owned by or transferred to the Company, such Subsidiary Guarantor or such Surviving Person, as applicable, shall: (a) continue to constitute Collateral under this Indenture and the Security Documents; and (b) not be subject to any Lien other than Permitted Liens; and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and, if a supplemental indenture or supplemental Security Documents are required in connection with such transaction, such supplemental indenture and Security Documents, comply with the applicable provisions of this Indenture, that all conditions precedent in this Indenture relating to such transaction have been satisfied and that such supplemental indenture and Security Documents are enforceable, subject to customary qualifications.

Section 5.02.     Successor Person Substituted.
                  -----------------------------

                  Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company or any Subsidiary Guarantor in accordance with Section 5.01 above, the successor corporation formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and of, the Company or such Subsidiary Guarantor under this Indenture and the applicable Security Documents with the same effect as if such successor corporation had been named as the Company or such Subsidiary Guarantor herein and therein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Security Documents and the Notes.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01.     Events of Default.
                  ------------------

                  An "Event of Default" occurs if

                  (1) there is a default in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 30 days;

                  (2) there is a default in the payment of any principal of, or premium, if any, on the Notes when the same becomes due and payable at its Stated Maturity, upon acceleration, redemption, optional redemption, required repurchase or otherwise;

                  (3) the Company or any Subsidiary Guarantor defaults in the observation or performance of its obligations under the provisions of
         Section 5.01 or 5.02 hereof;

                  (4) the Company or any Subsidiary Guarantor defaults in the observance or performance of any other covenant or agreement in the Notes, this Indenture or the Security Documents (other than a failure that is the subject of the foregoing clauses (1), (2) or (3)) for 60 days after the Company receives written notice thereof specifying the default from the Trustee or the Holders of not less than 25% of the aggregate principal amount of the Notes then outstanding;

                  (5) there is a default under any Debt (other than the Existing Preferred Stock and any Disqualified Capital Stock issued to refinance Existing Preferred Stock, the terms of which provide for substantially the same remedies to the holders thereof upon a failure to pay any amount due upon redemption as the terms of the Existing Preferred Stock so refinanced) by the Company or any Restricted Subsidiary that results in acceleration of the maturity of such Debt, or failure to pay any such Debt at maturity, in an aggregate amount of Debt greater than $10.0 million or its foreign currency equivalent at the time; provided that, for purposes of this clause (5) only, any Hedging Obligations secured by the Lien of the Security Documents shall, to the extent then due and payable, be deemed to be Debt in an amount equal to such then due and payable amount;

                  (6) any judgment or judgments for the payment of money in an aggregate amount in excess of $10.0 million (or its foreign currency equivalent at the time) shall be rendered against the Company or any Restricted Subsidiary thereof and shall not be waived, satisfied or discharged for any period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                  (7) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property,

                           (D) makes a general assignment for the benefit of its
                  creditors, or

                           (E) generally is not paying its debts as they become
                  due;

                  (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case,

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary, or

                           (C) orders the liquidation of the Company or any
                  Restricted Subsidiary,

                  and the order or decree remains unstayed and in effect for 60 days;

                  (9) Subsidiary Guarantees provided by Subsidiary Guarantors that individually or together would constitute a Significant Subsidiary cease to be in full force and effect (other than in accordance with the terms of such Subsidiary Guarantees) or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guarantee; or

                  (10) so long as the Security Documents have not otherwise been terminated in accordance with their terms or the Collateral as a whole of the Company or any Subsidiary Guarantor has not otherwise been released from the Lien of the Security Documents in accordance with the terms thereof, (a) default by the Company or any such Subsidiary Guarantor in the performance of the Security Documents which adversely affects the enforceability, validity, perfection or priority of the Lien on the Collateral securing the Obligations under this Indenture and the Notes or which adversely affects the condition or value of the Collateral, in each case taken as a whole, in any material respect, (b) repudiation or disaffirmation by the Company or any of such Subsidiary Guarantors that individually or together would constitute a Significant Subsidiary of its obligations under the Security Documents or (c) the determination in a judicial proceeding that all or any material portion of the Security Documents, taken as a whole, are unenforceable or invalid, for any reason, against the Company or any of such Subsidiary Guarantors that individually or together would constitute a Significant Subsidiary.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  The Trustee may withhold notice to the Holders of the Notes of any Default (except in payment of principal or premium, if any, or interest on the Notes) if the Trustee considers it to be in the best interest of the Holders of the Notes to do so.

Section 6.02.     Acceleration.
                  -------------

                  If an Event of Default (other than an Event of Default arising under Section 6.01(7) or (8) with respect to the Company) occurs and is continuing, the Trustee, by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may, by written notice to the Company and the Trustee, declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration and such amounts shall become immediately due and payable. In case an Event of Default specified in
Section 6.01(7) or (8) with respect to the Company or any Significant Subsidiary occurs, such principal, premium, if any, and interest with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes. After any such acceleration but before a judgment or decree based on acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes (by notice to the Trustee) may rescind and cancel such acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of accelerated principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest (at the same rate specified in the Notes) on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances, (iv) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (v) in the event of the cure or waiver of a Default or Event of Default described in Section 6.01(7) or (8), the Trustee has received an Officers' Certificate and an Opinion of Counsel that such Default or Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

Section 6.03.     Other Remedies.
                  ---------------

                  If an Event of Default occurs and is continuing, the Trustee may (i) pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture, (ii) take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party or (iii) instruct the Collateral Agent to exercise any available remedies under the Security Documents.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04.     Waiver of Past Defaults and Events of Default.
                  ----------------------------------------------

                  Subject to Sections 6.02, 6.07 and 8.02 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding have the right to waive any existing Default or Event of Default or compliance with any provision of this Indenture, the Security Documents or the Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 6.05.     Control by Majority.
                  --------------------

                  The Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Collateral Agent or exercising any trust or power conferred on the Trustee or the Collateral Agent by this Indenture or the Security Documents. The Trustee and the Collateral Agent shall not be required to take any action at the direction of the Holders until such Holders have provided an indemnity reasonably satisfactory to the Trustee or the Collateral Agent, as the case may be. The Trustee and the Collateral Agent may refuse to follow any direction that conflicts with law, this Indenture or the Security Documents or that such Person determines may be unduly prejudicial to the rights of another Holder not taking part in such direction, and the Trustee and the Collateral Agent shall have the right to decline to follow any such direction if such Person, being advised by counsel, determines that the action so directed may not lawfully be taken or if such Person in good faith shall, by a Responsible Officer, determine that the proceedings so directed may involve it in personal liability; provided that such Person may take any other action deemed proper by such Person which is not inconsistent with such direction.

Section 6.06.     Limitation on Suits.
                  --------------------

                  Subject to Section 6.07 below, a Holder may not institute any proceeding with respect to this Indenture or any Security Document, or for the appointment of a receiver or trustee, or pursue any remedy with respect to this Indenture, any Security Document or the Notes unless:

                  (1) such Holder has previously given to the Trustee or the Collateral Agent, as the case may be, written notice of a continuing Event of Default;

                  (2) the registered Holders of at least 25% in aggregate principal amount of the Notes then outstanding have made written request and offered indemnity to the Trustee or the Collateral Agent, as the case may be, reasonably satisfactory to the Trustee or the Collateral Agent, as the case may be, to institute such proceeding as trustee or collateral agent, as the case may be; and

                  (3) the Trustee or the Collateral Agent, as the case may be, shall not have received from the registered Holders of a majority in aggregate principal amount of the Notes then outstanding a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days.

                  A Holder may not use this Indenture or the Security Documents to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 6.07.     Rights of Holders to Receive Payment.
                  -------------------------------------

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of or premium, if any, and interest on the Note on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08.     Collection Suit by Trustee or Collateral Agent.
                  -----------------------------------------------

                  If an Event of Default in payment of principal, premium or interest specified in Section 6.01(l) or (2) hereof occurs and is continuing, the Trustee or the Collateral Agent may recover judgment in its own name and as trustee of an express trust against the Company or the Subsidiary Guarantors (or any other obligor on the Notes) for the whole amount of unpaid principal, premium and accrued interest remaining unpaid, together with interest on overdue principal, premium and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate provided in the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, the Collateral Agent and their agents and counsel.

Section 6.09.     Trustee and Collateral Agent May File Proofs of Claim.
                  ------------------------------------------------------

                  The Trustee or the Collateral Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of such Person, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or the Subsidiary Guarantors (or any other obligor upon the Notes), its creditors or its property and the Trustee shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims or pursuant to the Security Documents and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and each custodian in any such judicial proceeding and the Collateral Agent are hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof.

                  Nothing herein contained shall be deemed to authorize the Trustee or the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the Collateral Agent to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10.     Priorities.
                  -----------

                  (a) If the Trustee collects any money pursuant to this Article 6 from the Company or from the Collateral Agent pursuant to an enforcement of the Security Documents in respect of the Collateral of the Company, it shall pay out the money in the following order:

                  (1) FIRST: to the Trustee for amounts due under Section 7.07 hereof;

                  (2) SECOND: to Holders for due and unpaid amounts of principal, premium, if any, and interest on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes held by each Holder;

                  (3) THIRD: to the Company or any other Person legally entitled thereto.

                  (b) If the Trustee collects any money pursuant to this Article 6 from any Subsidiary Guarantor or from the Collateral Agent pursuant to an enforcement of the Security Documents in respect of the Collateral of any Subsidiary Guarantor, it shall pay out the money in the following order:

                  (1) FIRST: to the Trustee for amounts due under Section 7.07 hereof;

                  (2) SECOND: to Holders for all due and unpaid amounts of premium, if any, and interest on the Guaranteed Amount of Notes, ratably, without preference or priority of any kind, according to the amounts of premium and interest due and payable on the Notes held by each Holder;

                  (3) THIRD: to Holders for principal of, and any other Obligations in respect of, the Guaranteed Amount of Notes, ratably, without preference or priority of any kind, according to the principal amount of Notes held by each Holder; and

                  (4) FOURTH: to the applicable Subsidiary Guarantor or any other Person legally entitled thereto.

                  (c) The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

Section 6.11.     Undertaking for Costs.
                  ----------------------

                  In any suit for the enforcement of any right or remedy under this Indenture or the Security Documents or in any suit against the Trustee or the Collateral Agent for any action taken or omitted by it as Trustee or Collateral Agent, as applicable, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee or the Collateral Agent, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Notes then outstanding.

                                   ARTICLE 7

                          TRUSTEE AND COLLATERAL AGENT

Section 7.01.     Duties of Trustee and Collateral Agent.
                  ---------------------------------------

                  (a) If an Event of Default has occurred and is continuing, the Trustee and the Collateral Agent shall exercise such of the rights and powers vested in them by this Indenture and the Security Documents and use the same degree of care and skill in their exercise as a prudent person would exercise under the same circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) The Trustee and the Collateral Agent need perform only those duties that are specifically set forth in this Indenture and the Security Documents and no others.

                  (2) In the absence of bad faith on its part, the Trustee or the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to either of them and conforming to the applicable requirements of this Indenture or the Security Documents but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee or the Collateral Agent, as applicable, such Person shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) Neither the Trustee nor the Collateral Agent may be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

                  (2) Neither the Trustee nor the Collateral Agent shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that such Person was negligent in ascertaining the pertinent facts.

                  (3) Neither the Trustee nor the Collateral Agent shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
         6.02 or 6.05 hereof.

                  (4) No provision of this Indenture shall require the Trustee or the Collateral Agent, as applicable, to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, paragraphs
(a), (b) and (c) of this Section 7.01 shall govern every provision of this Indenture and the Security Documents that in any way relates to the Trustee or the Collateral Agent.

                  (e) The Trustee or the Collateral Agent may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

                  (f) Neither the Trustee nor the Collateral Agent shall be liable for interest on any money or other Property received by such Person except as the Trustee or the Collateral Agent, as the case may be, may agree in writing with the Company or any Subsidiary Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.     Rights of Trustee and Collateral Agent.
                  ---------------------------------------

                  Subject to Section 7.01 hereof:

                  (1) The Trustee and the Collateral Agent may rely on any document reasonably believed by such Person to be genuine and to have been signed or presented by the proper person. The Trustee and the Collateral Agent need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 13.05 hereof. The Trustee and the Collateral Agent shall be protected and shall not be liable for any action such Person takes or omits to take in good faith in reliance on such certificate or opinion.

                  (3) The Trustee and the Collateral Agent may act through agents and neither shall be responsible for the misconduct or negligence of any agent appointed by it with due care.

                  (4) The Trustee and the Collateral Agent shall not be liable for any action such Person takes or omits to take in good faith which it reasonably believes to be authorized or within such Person's rights or powers.

                  (5) The Trustee and the Collateral Agent may consult with counsel of such Person's selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by such Person hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (6) The Trustee and the Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in such Person by this Indenture or the Security Documents at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to such Person security or indemnity satisfactory to such Person against the costs, expenses and liabilities which might be incurred by such Person in compliance with such request or direction.

                  (7) The Trustee and the Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, appraisal, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but such Person, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if such Person shall determine to make such further investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (8) The Trustee and the Collateral Agent shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of such Person has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at its address provided in Section 12.02, and such notice references the Notes, the Security Documents and this Indenture.

                  (9) The rights, privileges, protections, immunities and benefits given to the Trustee and the Collateral Agent, including, without limitation, such Person's right to be indemnified, are extended to, and shall be enforceable by, such Person in each of its capacities hereunder and under the Security Documents, as applicable, and each agent, custodian and other Person employed to act hereunder.

                  (10) The Trustee and the Collateral Agent may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture and the Security Documents, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 7.03.     Individual Rights of Trustee and Collateral Agent.
                  --------------------------------------------------

                  The Trustee and the Collateral Agent in their individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Subsidiary Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee or Collateral Agent, as the case may be. Any Agent may do the same with like rights. The Trustee and the Collateral Agent, however, shall be subject to Sections 7.10 and 7.11 hereof.

Section 7.04.     Trustee's and Collateral Agent's Disclaimer.
                  --------------------------------------------

                  Neither the Trustee nor the Collateral Agent makes any representation as to the validity or adequacy of this Indenture, the Security Documents or the Notes, and neither shall be accountable for the Company's use of the proceeds from the sale of Notes or any money paid to the Company pursuant to the terms of this Indenture or be responsible for any statement in the Notes other than its certificate of authentication.

Section 7.05.     Notice of Defaults.
                  -------------------

                  If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of, or premium, if any, or interest on any Note the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive committee or any trust committee of such board and/or its Responsible Officers in good faith determine(s) that withholding the notice is in the interests of the Holders.

Section 7.06.     Reports by Trustee to Holders.
                  ------------------------------

                  If required by TIA ss. 313(a), within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313 (c) and TIA ss. 313(d).

                  Reports pursuant to this Section 7.06 shall be transmitted by mail:

                  (a) to all registered Holders of Notes, as the names and addresses of such Holders appear on the Registrar's books; and

                  (b) to such Holder of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

                  A copy of each report at the time of its mailing to Holders shall be filed with the Commission to the extent the Commission will accept such filing.

Section 7.07.     Compensation and Indemnity.
                  ---------------------------

                  The Company and the Subsidiary Guarantors shall pay to the Trustee and the Collateral Agent from time to time such compensation as shall be agreed in writing between the Company and the Trustee or the Collateral Agent, as applicable, for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Subsidiary Guarantors shall reimburse the Trustee and the Collateral Agent upon request for all reasonable disbursements, expenses and advances incurred or made by such Person in connection with its duties under this Indenture or the Security Documents, including the reasonable compensation, disbursements and expenses of such Person's agents and counsel.

                  The Company and the Subsidiary Guarantors shall indemnify each of the Trustee, the Collateral Agent and any predecessor Trustee or Collateral Agent and their agents for, and hold them harmless against, any and all loss, damage, claim, liability or reasonable expense, including taxes (other than taxes based on the income of the Trustee or the Collateral Agent, as applicable) incurred by any of them in connection with the acceptance or performance of their duties under this Indenture and the Security Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder or thereunder (including, without limitation, settlement costs). The Trustee or the Collateral Agent, as applicable, shall notify the Company and the Subsidiary Guarantors in writing promptly of any claim asserted against such Person for which it may seek indemnity. However, the failure by the Trustee or the Collateral Agent, as applicable, to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent the Company is prejudiced thereby.

                  Notwithstanding the foregoing, the Company and the Subsidiary Guarantors need not reimburse the Trustee or the Collateral Agent for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. To secure the payment obligations of the Company and the Subsidiary Guarantors in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Notes.

                  The Trustee shall have a lien prior to the Notes as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section, except with respect to funds held in trust for the benefit of the Holders of particular Notes.

                  When the Trustee or the Collateral Agent incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  For purposes of this Section 7.07, the terms "Trustee" and "Collateral Agent" shall include any trustee or collateral agent appointed pursuant to Article 9.

Section 7.08.     Replacement of Trustee and Collateral Agent.
                  --------------------------------------------

                  The Trustee or the Collateral Agent may resign by so notifying the Company and the Subsidiary Guarantors in writing. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee or the Collateral Agent by notifying the removed Trustee or Collateral Agent, as applicable, in writing and may appoint a successor Trustee or Collateral Agent, as applicable, with the Company's written consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee or the Collateral Agent at its election if:

                  (1) such Person fails to comply with Section 7.10 hereof;

                  (2) such Person is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of such Person or its property;

                  (4) such Person otherwise becomes incapable of acting; or

                  (5) a successor corporation becomes successor Trustee or Collateral Agent, as applicable, pursuant to Section 7.09 below.

                  If the Trustee or the Collateral Agent resigns or is removed or if a vacancy exists in the office of Trustee or Collateral Agent for any reason, the Company shall promptly appoint a successor Trustee or Collateral Agent, as applicable.

                  If a successor Trustee or Collateral Agent, as applicable, does not take office within 30 days after such retiring Person resigns or is removed, the retiring Person (at the expense of the Company), the Company or the Holders of a majority in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee or Collateral Agent, as applicable.

                  If the Trustee or the Collateral Agent fails to comply with
Section 7.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of such Person and the appointment of a successor Trustee or Collateral Agent, as applicable.

                  A successor Trustee or Collateral Agent shall deliver a written acceptance of its appointment to the retiring Person and to the Company. Immediately following such delivery, the retiring Person shall, subject to its rights under Section 7.07 hereof, transfer all property held by it as Trustee or Collateral Agent to its successor, the resignation or removal of the retiring Person shall become effective, and the successor Trustee or Collateral Agent, as applicable, shall have all the rights, powers and duties of the Trustee under this Indenture or the Collateral Agent under the Security Documents, as applicable. A successor Trustee or Collateral Agent shall mail notice of its succession to each Holder. Notwithstanding replacement of the Trustee or the Collateral Agent pursuant to this Section 7.08, the Company's obligations under
Section 7.07 hereof shall continue for the benefit of the retiring Person.

Section 7.09. Successor Trustee or Collateral Agent by Consolidation, Merger or Conversion.
                  --------------------------------------------------------------

                  If the Trustee or the Collateral Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee or Collateral Agent, as applicable.

Section 7.10.     Eligibility; Disqualification.
                  ------------------------------

                  This Indenture and the Security Documents shall always have a Trustee and a Collateral Agent that satisfy the requirements of TIA ss. 310(a)(1) and (2) in every respect. The Trustee and the Collateral Agent shall each have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee and the Collateral Agent shall comply with TIA ss. 310(b), including the provision in ss. 310(b)(1).

Section 7.11.     Preferential Collection of Claims Against Company.
                  --------------------------------------------------

                  The Trustee and the Collateral Agent shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311 (b). A Trustee or Collateral Agent who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

Section 7.12.     Paying Agents.
                  --------------

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                  (A) that it will hold all sums held by it as agent for the payment of principal of, premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company or by any obligor on the Notes) in trust for the benefit of Holders of the Notes or the Trustee;

                  (B) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

                  (C) that it will give the Trustee written notice within three
         (3) Business Days of any failure of the Company (or by any obligor on the Notes) in the payment of any installment of the principal of, premium, if any, or interest on, the Notes when the same shall be due and payable.

                                   ARTICLE 8

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.     Without Consent of Holders.
                  ---------------------------

                  The Company and the Subsidiary Guarantors, when authorized by a Board Resolution of each of them, and the Trustee (or the Collateral Agent, as applicable) may amend or supplement this Indenture, the Security Documents or the Notes without notice to or consent of any Holder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to provide for the assumption by a successor corporation of the obligations of the Company or the Subsidiary Guarantors under the Indenture, the Notes and the Security Documents, as applicable, under Section 5.01;

                  (3) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in
         Section 163(f)(2)(B) of the Code);

                  (4) to provide for additional Guarantees with respect to the Notes or release Subsidiary Guarantors from Subsidiary Guarantees in accordance with Section 10.05;

                  (5) to provide additional security for the Notes, add to the covenants of the Company for the benefit of the Holders of the Notes or surrender any right or power conferred upon the Company; or

                  (6) to make any change that does not adversely affect the rights of any Holder of the Notes.

                  The Trustee (or the Collateral Agent, as applicable) is hereby authorized to join with the Company and the Subsidiary Guarantors in the execution of any supplemental indenture or supplement to the Security Documents authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

                  The consent of the Holders of the Notes is not necessary to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

Section 8.02.     With Consent of Holders.
                  ------------------------

                  Subject to Section 6.04, the Company, the Trustee (or the Collateral Agent, as applicable) and the Subsidiary Guarantors, with the consent of the registered Holders of a majority in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes) may amend this Indenture and may waive any past default or compliance with any provisions (except a default in the payment of principal, premium or interest). The Holders of not less than a majority in aggregate principal amount of the outstanding Notes may waive compliance in a particular instance by the Company or its Restricted Subsidiaries with any provision of this Indenture, the Security Documents or the Notes without notice to any Holder. Subject to Section 8.04, without the consent of each Holder, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver to this Indenture, the Security Documents or the Notes;

                  (2) reduce the rate of or change the time for payment of interest on any Note or amend the definitions relating to interest in the Notes;

                  (3) reduce the principal or extend the Stated Maturity of any Note;

                  (4) make any Note payable in money other than that stated in the Note;

                  (5) impair the right of any Holder of the Notes to receive payment of principal of and interest on such Holder's Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Notes or any Subsidiary Guarantee;

                  (6) release any Subsidiary Guarantee or release all or substantially all of the Collateral other than pursuant to the terms of this Indenture or the Security Documents;

                  (7) reduce the premium payable upon the redemption of any Note or change the time at which any Note may be redeemed under Article 3 or
         Article 4.

                  (8) reduce the premium payable in connection with a Change of Control Offer or, at any time after a Change of Control has occurred, change the time at which the Change of Control Offer relating thereto must be made or at which the Notes must be repurchased pursuant to such Change of Control Offer;

                  (9) at any time after the Company is obligated to make a Prepayment Offer with the Excess Proceeds from Asset Sales, an Event of Loss Offer with the Excess Loss Proceeds from an Event of Loss or a Principal Station Prepayment Offer with the Net Available Cash from an Asset Sale of a Principal Station, change the time at which such Prepayment Offer, Event of Loss Offer or Principal Station Prepayment Offer must be made or at which the Notes must be repurchased pursuant thereto;

                  (10) make any change to the ranking of the Notes or the Indenture that would adversely affect the Holders of the Notes; or

                  (11) make any change in any Subsidiary Guarantee or Security Document that would adversely affect the Holders of the Notes.

                  Without the consent of Holders of at least 75% in aggregate principal amount of the Notes then outstanding, no amendment may reduce for any purpose under this Indenture any required level for the Station Value Coverage Ratio or the Restricted License Subsidiary Coverage Ratio.

                  After an amendment, supplement or waiver under this section becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver; provided, however, the failure to give such notice to all Holders of the Notes, or any defect therein, will not impair or affect the validity of the amendment.

                  Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders as aforesaid and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  It shall not be necessary for the consent of the Holders under this Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 8.03.     [Intentionally omitted].
                  ------------------------

Section 8.04.     Revocation and Effect of Consents.
                  ----------------------------------

                  Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Note or portion of a Note, if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

                  Subject to the approval requirements of Section 8.02, after an amendment, supplement, waiver or other action becomes effective, it shall bind every Holder. In the case of any amendment, supplement or waiver specified in clauses (1) through (11) of the first paragraph of Section 8.02 or the second paragraph of Section 8.02, the amendment, supplement, waiver or other action shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

Section 8.05.     Notation on or Exchange of Notes.
                  ---------------------------------

                  If an amendment, supplement, or waiver changes the terms of a Note, the Trustee may request the Holder of the Note to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new security that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 8.06.     Trustee and Collateral Agent to Sign Amendments, etc.
                  -----------------------------------------------------

                  The Trustee or the Collateral Agent, as applicable, shall sign any amendment, supplement or waiver authorized pursuant to this Article 8 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee or the Collateral Agent, as applicable. If it does, the Trustee or the Collateral Agent, as applicable, may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver such Person shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Company or any Subsidiary Guarantor may not sign an amendment or supplement until the Board of Directors of the Company or such Subsidiary Guarantor, as appropriate, approves it.

                                   ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.     Discharge of Indenture.
                  -----------------------

                  The Company and the Subsidiary Guarantors may terminate all of their obligations under the Notes, the Subsidiary Guarantees, the Security Documents and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if there shall have been canceled by the Trustee or delivered to the Trustee for cancellation all Notes theretofore authenticated and delivered (other than any Notes that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.07 hereof) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

                  After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Subsidiary Guarantors' obligations under the Notes, the Subsidiary Guarantees and this Indenture except for those surviving obligations specified below and the Collateral Agent will acknowledge the release of the Liens of the Security Documents as provided in
Section 11.07.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 7.07, 9.05 and 9.06 hereof shall survive.

Section 9.02.     Legal Defeasance.
                  -----------------

                  The Company may at its option, by Board Resolution, be discharged from its obligations with respect to the Notes and the Subsidiary Guarantors discharged from their obligations under the Subsidiary Guarantees on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Notes to receive solely from the trust funds described in Section 9.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (B) the Company's obligations with respect to the Notes under Sections 2.1 through 2.10 hereof, Section 2.13 hereof and Section 4.19 hereof, (C) the rights, powers, trusts, duties, and immunities of the Trustee and Collateral Agent hereunder (including claims of, or payments to, the Trustee and the Collateral Agent under or pursuant to
Section 7.07 hereof) and (D) this Article 9. If the Company exercises its Legal Defeasance option, payment of the Notes may not be accelerated because of an Event of Default with respect thereto and each Subsidiary Guarantor will be released from all of its obligations under its Subsidiary Guarantee. Subject to compliance with this Article 9, the Company may exercise its option under this
Section 9.02 with respect to the Notes notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Notes.

Section 9.03.     Covenant Defeasance.
                  --------------------

                  At the option of the Company, pursuant to a Board Resolution, the Company and the Subsidiary Guarantors shall be released from (A) their respective obligations under Sections 4.02 through 4.18, inclusive and 4.20 through 4.26, inclusive, (B) the operation of Sections 6.01(5) through (8) inclusive and 6.01(10), and (C) the Company's obligations under Section 5.01(a)(5) with respect to the outstanding Notes on and after the date the conditions set forth in Section 9.04 hereof are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company and the Subsidiary Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby. If the Company exercises its Covenant Defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Section 6.01(4),
Section 6.01(5), (6), (7) or (8) with respect to Significant Subsidiaries, or
Section 6.01(9) or (10) or because of the failure of the Company to comply with
Section 5.01(a)(5). If the Company exercises its Covenant Defeasance option, each Subsidiary Guarantor will be released from all its obligations under its Subsidiary Guarantee.

Section 9.04.     Conditions to Defeasance or Covenant Defeasance.
                  ------------------------------------------------

                  The following shall be the conditions to application of
Section 9.02 or Section 9.03 hereof to the outstanding Notes:

                  (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article 9 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Notes at the maturity date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Notes, without reinvestment on the deposited U.S. Government Obligations and without reinvestment of any deposited money;

                  (2) no Event of Default or Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or after giving effect to such deposit, or shall have occurred and be continuing at any time during the period ending on the 123rd day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (3) such Legal Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                  (4) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company is a party or by which it is bound;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                  (6) in the case of an election under Section 9.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Notes or persons in their positions will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (7) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 9.02 above or the Covenant Defeasance under
         Section 9.03 hereof (as the case may be) have been complied with; and

                  (9) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.07 hereof.

Section 9.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.
                  -------------------------------------------------------------

                  All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Subsidiary Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                  Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 9.04 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 9.06.     Reinstatement.
                  --------------

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.01, 9.02 or 9.03 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Subsidiary Guarantor's obligations under this Indenture, the Notes and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01 hereof; provided, however, that if the Company or the Subsidiary Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of their obligations, the Company or the Subsidiary Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

Section 9.07.     Moneys Held by Paying Agent.
                  ----------------------------

                  In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.01 hereof, to the Company (or, if such moneys had been deposited by the Subsidiary Guarantors, to such Subsidiary Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.08.     Moneys Held by Trustee.
                  -----------------------

                  Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Subsidiary Guarantors in trust for the payment of the principal of, or premium, if any, or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two years after the date upon which the principal of, or premium, if any, or interest on such Note shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Subsidiary Guarantors) upon Company Request, or if such moneys are then held by the Company or the Subsidiary Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Subsidiary Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Subsidiary Guarantors, either mail to each Holder affected, at the address shown in the register of the Notes maintained by the Registrar pursuant to Section 2.03 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the Subsidiary Guarantors or the release of any money held in trust by the Company or any Subsidiary Guarantors, as the case may be, Holders entitled to the money must look only to the Company and the Subsidiary Guarantors for payment as general creditors unless applicable abandoned property law designates another person.

                                   ARTICLE 10

                             GUARANTEE OF SECURITIES

Section 10.01.    Subsidiary Guarantee.
                  ---------------------

                  Subject to the provisions of this Article 10, each Subsidiary Guarantor hereby jointly and severally unconditionally guarantees to each Holder and to the Trustee, on behalf of the Holders, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Guaranteed Amount of Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Guaranteed Amount of Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company (other than any such Obligations in respect of the Non-Guaranteed Amount of Notes) to the Holders or the Trustee all in accordance with the terms of this Indenture, and (ii) in the case of any extension of time of payment or renewal of the Guaranteed Amount of Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or this Indenture, any failure to enforce the provisions of any such Note or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Subsidiary Guarantor.

                  Each Subsidiary Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Note or the Debt evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged as to any such Note except by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Section 9.01 hereof. Each Subsidiary Guarantor further agrees that, as between such Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in
Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Subsidiary Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 6 hereof, the Trustee shall promptly make a demand for payment on all Obligations under the Subsidiary Guarantee provided for in this Article 10 and not discharged.

                  The Subsidiary Guarantee set forth in this Section 10.01 shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication on such Note shall have been signed by or on behalf of the Trustee.

Section 10.02.    Execution and Delivery of Guarantees.
                  -------------------------------------

                  To evidence the Subsidiary Guarantee set forth in this Article 10, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee may be placed on each Note authenticated and made available for delivery by the Trustee and that this Subsidiary Guarantee shall be executed on behalf of each Subsidiary Guarantor by the manual or facsimile signature of an Officer of each Subsidiary Guarantor.

                  Each Subsidiary Guarantor hereby agrees that the Subsidiary Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

                  If an Officer of a Subsidiary Guarantor whose signature is on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of each Subsidiary Guarantor.

Section 10.03.    Limitation of Subsidiary Guarantee.
                  -----------------------------------

                  The obligations of each Subsidiary Guarantor pursuant to
Section 10.01 are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor and the Company in a pro rata amount based on the proportion that the net worth of the Company or the relevant Subsidiary Guarantor represents relative to the aggregate net worth of the Company and all of the Subsidiary Guarantors combined.

Section 10.04.    Additional Subsidiary Guarantors.
                  ---------------------------------

                  The Company covenants and agrees that it will cause any Person which becomes obligated to guarantee the Notes, pursuant to the terms of Section
4.14 hereof, to execute a supplemental indenture satisfactory in form and substance to the Trustee pursuant to which such Subsidiary Guarantor shall guarantee the obligations of the Company under this Indenture with respect to the Guaranteed Amount of Notes in accordance with this Article 10 with the same effect and to the same extent as if such Person had been named herein as a Subsidiary Guarantor.

Section 10.05.    Release of Subsidiary Guarantor.
                  --------------------------------

                  A Subsidiary Guarantor shall be released from all of its obligations under its Subsidiary Guarantee if:

                  (i) the Company or such Subsidiary Guarantor has sold all or substantially all of the assets of such Subsidiary Guarantor;

                  (ii) the Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Subsidiary Guarantor owned by them, in each case in a transaction in compliance with Section 4.10, 4.12 or 5.01 hereof (as applicable); or

                  (iii) the Guaranteed Amount of Notes has been repaid in full and all obligations due and owing to the Trustee at such time in respect of the Guaranteed Amount of Notes have been paid;

and in each such case, the Subsidiary Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with.

                  Notwithstanding the foregoing, upon designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with Section 4.13, such Restricted Subsidiary shall, by execution and delivery of a supplemental indenture in form satisfactory to the Trustee, be released from any Subsidiary Guarantee previously made by such Restricted Subsidiary.

                                   ARTICLE 11

                                   COLLATERAL

Section 11.01.    Security Documents; Additional Collateral; Substitute
                  Collateral.
                  -----------------------------------------------------

                  (a) Security Documents. In order to secure the due and punctual payment of the principal of, premium, if any, and interest on and any other Obligations with respect to the Notes, in the case of the Company, and the Guaranteed Amount of Notes, in the case of the Subsidiary Guarantors, when and as the same shall be due and payable, the Company, the Subsidiary Guarantors and the Collateral Agent have simultaneously with the execution of this Indenture entered into the Security Agreement to create the security interests securing such obligations. The Collateral Agent, the Company and the Subsidiary Guarantors each hereby agree that the Collateral Agent holds its interest in the Collateral in trust for its benefit and for the benefit of the Holders (and the holders of other Secured Obligations (as defined in the Security Agreement)) pursuant to the terms of the Security Documents. Each of the Company and the Subsidiary Guarantors covenants and agrees that it shall execute, acknowledge and deliver to the Collateral Agent such further assignments, transfers, assurances or other instruments and shall do or cause to be done all such acts and things as may be necessary or proper to assure and confirm to the Collateral Agent its interest in the Collateral, or any part thereof, as from time to time constituted, and the right, title and interest in and to the Security Documents so as to render the same available for the security and benefit of this Indenture and of the Notes.

                  (b) Additional Collateral. As soon as practicable following the acquisition by the Company or any Subsidiary Guarantor of any After-Acquired Property, the Company or such Subsidiary Guarantor shall take all action required by the Security Documents with respect thereto.

Section 11.02.    Recording, Registration and Opinions.
                  -------------------------------------

                  The Company shall furnish to the Collateral Agent on the anniversary of the Issue Date in each year, beginning with 2005, an Opinion of Counsel, dated as of such date, which complies with TIA ss. 314(b)(2), either
(i)(x) stating that, in the opinion of such counsel, such action has been taken with respect to the recordings, registrations, filings, re-recordings, re-registrations and refilings of this Indenture, the Security Documents and all supplemental indentures, financing statements, continuation statements and other instruments of further assurance as are necessary to maintain the perfected Liens of the Security Documents under applicable law in those items of Collateral that can be perfected by the filing, recordings or registrations and reciting with respect to such Liens on and security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (y) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements, continuation statements, and other documents have been executed and filed that are necessary, as of such date and during the succeeding 12 months, fully to maintain the perfection of the security interests of the Collateral Agent hereunder and under the Security Documents with respect to the Collateral; provided that if there is a required filing of a continuation statement or other instrument within such 12 month period and such continuation statement or other instrument is not effective if filed at the time of the opinion, such opinion may so state and in that case the Company shall cause a continuation statement or other instrument to be timely filed so as to maintain such Liens and security interests and shall provide a further Opinion of Counsel to the effect of this clause (i) upon the filing of the relevant continuation statement or other instrument; or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens or security interests.

Section 11.03.    Release of Collateral.
                  ----------------------

                  The Collateral Agent shall not at any time release Collateral from the Liens created by this Indenture and the Security Documents unless such release is in accordance with the provisions of this Indenture and the Security Documents.

Section 11.04.    Possession and Use of Collateral.
                  ---------------------------------

                  Subject to and in accordance with the provisions of this Indenture and the Security Documents, so long as the Collateral Agent has not exercised rights or remedies with respect to the Collateral in connection with an Event of Default that has occurred and is continuing, except as provided in the Security Agreement, the Company and the Subsidiary Guarantors shall have the right to remain in possession and retain exclusive control of and to exercise all rights with respect to the Collateral, to freely, operate, manage, develop, lease, use, consume and enjoy the Collateral, to alter or repair any Collateral so long as such alterations and repairs do not impair the Lien of the Security Documents thereon, and otherwise comply with Section 11.06 hereof, and to collect, receive, use, invest and dispose of the profits, revenues, proceeds and other income thereof.

Section 11.05.    Specified Releases of Collateral.
                  ---------------------------------

                  (a) Satisfaction and Discharge; Defeasance. The Company and the Subsidiary Guarantors shall be entitled to obtain a full release of all of the Collateral from the Liens of the Security Documents upon payment in full of all principal of, premium, if any, and interest on the Notes and of all obligations for the payment of money due and owing to the Trustee or the Holders, or upon compliance with the conditions precedent set forth in Article 9 for Legal Defeasance or Covenant Defeasance. Upon the release of any Subsidiary Guarantor from its obligations under this Indenture and its Subsidiary Guarantee pursuant to Section 10.05 hereof, such Subsidiary Guarantor shall be entitled to obtain the release of all of its Collateral from the Liens of the Security Documents. Upon delivery by the Company to the Collateral Agent of an Officers' Certificate and an Opinion of Counsel, each to the effect that such conditions precedent have been complied with (and which may be the same Officers' Certificate and Opinion of Counsel required by Article 9), together with such documentation, if any, as may be required by the Collateral Agent prior to the release of such Collateral, the Collateral Agent shall forthwith take all necessary action (at the written request of and the expense of the Company) to release and reconvey to the Company and the applicable Subsidiary Guarantors without recourse all of the Collateral, and shall deliver such Collateral in its possession to the Company and the applicable Subsidiary Guarantors including, without limitation, the execution and delivery of releases and satisfactions wherever required.

                  (b) Dispositions of Collateral in Connection with Asset Sales. The Company and the Subsidiary Guarantors, as the case may be, shall have the right to obtain a release of items of Collateral subject to a sale or disposition from the Lien of the Security Documents (the "Released Collateral"), and the Collateral Agent shall release such Released Collateral from the Lien of the relevant Security Document and reconvey the Released Collateral to the Company or any such Subsidiary Guarantor if the Company delivers to the Collateral Agent the following:

                  (1) a notice from the Company requesting the release of Released Collateral, (i) specifically describing the proposed Released Collateral, (ii) specifying the Fair Market Value of such Released Collateral on a date within 60 days of such notice (the "Valuation Date"), (iii) stating that such Released Collateral is to be sold and that the consideration to be received in respect of the Released Collateral is at least equal to the Fair Market Value of the Released Collateral and that such consideration is also to be made subject to the Lien of the Security Documents to the extent constituting After-Acquired Property, (iv) confirming the sale of, or an agreement to sell, such Released Collateral in a bona fide sale to a person that is not an Affiliate of the Company or, in the event that such sale is to a person that is an Affiliate, confirming that such sale is made in compliance with Section 4.11 and (v) certifying that if the sale of such Released Collateral constitutes an Asset Sale, such Asset Sale complies with the terms and conditions of this Indenture with respect thereto, including, without limitation, the applicable provisions of Section 4.10 and Section 4.12; and

                  (2) an Officers' Certificate of the Company stating that (i) such sale covers only the Released Collateral or such other Property that does not constitute Collateral subject to the sale or disposition,
         (ii) after giving effect to such sale or disposition, there is no Default or Event of Default in effect or continuing on the date thereof and the release of the Collateral will not result in a Default or Event of Default under this Indenture, and (iii) all conditions precedent in this Indenture and the Security Documents relating to the release in question have been complied with by the Company and, in the event that there is to be a substitution of Property for the Released Collateral subject to an Asset Sale, all documentation necessary to effect the substitution of such new Collateral and to subject such new Collateral to the Lien of the relevant Security Documents have been provided to the Collateral Agent.

                  Upon compliance by the Company with the conditions precedent set forth above, the Collateral Agent shall cause to be released and reconveyed to the Company or the applicable Subsidiary Guarantor the Released Collateral without recourse by executing a release in the form provided by the Company or the applicable Subsidiary Guarantor and reasonably acceptable to the Collateral Agent.

                  (c) Release of Collateral in Connection with Events of Loss. The Company and the Subsidiary Guarantors, as the case may be, shall be entitled to obtain a release of, and the Collateral Agent shall release from the Lien of the Security Documents, items of Collateral subject to an Event of Loss, upon compliance with the conditions precedent that the Company shall have delivered to the Collateral Agent the following:

                  (i) an Officers' Certificate of the Company certifying that
         (A) such Collateral is the subject of an Event of Loss and the amount of the Net Loss Proceeds, and (B) all conditions precedent to such release have been complied with; and

                  (ii) an Opinion of Counsel substantially to the effect:

                           (1) if applicable, that such Property has been taken
                  by eminent domain, or has been sold pursuant to the exercise of a right vested in a governmental authority to purchase, or to designate a purchaser or order a sale of, such property in lieu of the exercise of the right of condemnation or eminent domain;

                           (2) in the case of a taking by eminent domain, that
                  the award for the Property so taken has become final and that an appeal from such award is not advisable in the interests of the Company, which opinion as to factual matters may rely on a certificate of an officer of the Company or a Subsidiary Guarantor, as applicable; and

                           (3) that the instrument or instruments and the award
                  or payment of such taking which have been or are therewith delivered to and deposited with the Collateral Agent conform to the requirements of the applicable Security Documents and that, upon the basis of such application, the Collateral Agent is permitted by the terms hereof and of the Security Documents to execute and deliver the release requested, and that all conditions precedent herein and in the Security Documents provided for relating to such release have been complied with.

                  In any proceedings for the taking of any part of the Collateral, the Collateral Agent may be represented by counsel acceptable to the Collateral Agent.

                  Upon compliance by the Company with the conditions precedent set forth above, the Collateral Agent shall cause to be released and reconveyed to the Company or the applicable Subsidiary Guarantor without recourse the aforementioned items of Collateral which are the subject of such Event of Loss by executing a release in the form provided by the Company or the applicable Subsidiary Guarantor acceptable to the Collateral Agent.

Section 11.06. Unconditional Release of Collateral From Lien of Indenture and Collateral Documents.
                  --------------------------------------------------------------

                  Notwithstanding the provisions of Section 11.05 and subject to
Section 11.07, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company or any Subsidiary Guarantor may release from the Lien of the Security Documents (and upon the request of the Company, the Collateral Agent shall confirm in writing any such release) any item of Collateral without any prior consent by the Collateral Agent, to conduct ordinary activities with respect to the Collateral, including:

                  (i) selling or otherwise disposing of, in any transaction or series of related transactions, any Property subject to the Lien of the Security Documents which has become worn out or obsolete and which has an aggregate Fair Market Value of $500,000 or less;

                  (ii) selling or otherwise disposing of, in any transaction or series of related transactions, any Property subject to the Lien of the Security Documents which has become worn out or obsolete and which is replaced by Property of substantially equivalent or greater value which becomes subject to the Lien of the Security Documents as After-Acquired Property;

                  (iii) abandoning, terminating, canceling, releasing or making alterations in or substitutions of any leases or contracts subject to the Lien of the Security Documents;

                  (iv) surrendering or modifying any immaterial franchise, license or permit subject to the Lien of any of the Security Documents which it may own or under which it may be operating; and altering, repairing, replacing, changing the location or position of and adding to its structures, machinery, systems, equipment, fixtures and appurtenances;

                  (v) granting a nonexclusive license of any intellectual property; and

                  (vi) abandoning intellectual property which has become obsolete and not used in its business.

Section 11.07.    Form and Sufficiency of Release.
                  --------------------------------

                  In the event that the Company or any Subsidiary Guarantor has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral that under the provisions of
Section 11.05 or 11.06 may be sold, exchanged or otherwise disposed of by the Company or any Subsidiary Guarantor, and the Company or such Subsidiary Guarantor requests the Collateral Agent to furnish a written disclaimer, release or quitclaim of any interest in such Property under the Security Documents, upon compliance by the Company or such Subsidiary Guarantor with the provisions of
Section 11.05 or 11.06 (which, in the case of Section 11.06, shall include receipt of (i) an Officers' Certificate of the Company or such Subsidiary Guarantor reciting the sale, exchange or other disposition made or proposed to be made and describing in reasonable detail the property affected thereby, and stating that such Property is Property which by the provisions of Section 11.06 may be sold, exchanged or otherwise disposed of or dealt with by the Company or such Subsidiary Guarantor without any release or consent of the Collateral Agent and (ii) an Opinion of Counsel (which may, as to factual matters, rely upon such Officer's Certificate) stating that the sale, exchange or other disposition made or proposed to be made was duly taken by the Company or such Subsidiary Guarantor in conformity with a designated subsection of Section 11.06 and that the execution and form of such written disclaimer, release or quit-claim is appropriate under this Section 11.07), the Collateral Agent shall execute, acknowledge and deliver to the Company or such Subsidiary Guarantor such an instrument in the form provided by the Company, and providing for release without recourse, promptly after satisfaction of the conditions set forth herein for delivery of any such release and shall take such other action as the Company or such Subsidiary Guarantor may reasonably request in writing and as necessary to effect such release. Notwithstanding the preceding sentence, all purchasers and grantees of any Property purporting to be released shall be entitled to rely upon any release executed by the Collateral Agent hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the Property therein described from the Lien of the Security Documents.

Section 11.08.    Purchaser Protected.
                  --------------------

                  No purchaser or grantee of any property or rights purporting to be released shall be bound to ascertain the authority of the Collateral Agent to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority.

Section 11.09. Authorization of Actions to Be Taken by the Collateral Agent Under the Security Documents.
                  ------------------------------------------------------------

                  Subject to the provisions of the Security Documents:

                  (a) the Collateral Agent may, in its sole discretion and without the consent of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company and the Subsidiary Guarantors hereunder and under the Security Documents; and

                  (b) the Collateral Agent shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders or of the Collateral Agent).

Section 11.10. Authorization of Receipt of Funds by the Trustee Under the Collateral Documents.
                  ----------------------------------------------------------

                  The Trustee is authorized to receive any funds for the benefit of Holders distributed under the Collateral Documents, to apply such funds as provided in this Indenture and to make further distributions of such funds in accordance with the provisions of Section 6.10.

Section 11.11.    Powers Exercisable by Receiver or Collateral Agent.
                  ---------------------------------------------------

                  In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article 11 upon the Company or any Subsidiary Guarantor, as applicable, with respect to the release, sale or other disposition of such Property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or any Subsidiary Guarantor, as applicable, or of any officer or officers thereof required by the provisions of this Article 11.

                                   ARTICLE 12

                                  MISCELLANEOUS


Section 12.01.    [Intentionally Omitted].
                  ------------------------

Section 12.02.    Notices.
                  --------

                  Any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

                  If to the Company or any Subsidiary Guarantor:

                           Paxson Communications Corporation
                           601 Clearwater Park Road
                           West Palm Beach, Florida  33401
                           Attention: Chief Financial Officer
                                      General Counsel

                  Copy to:

                           Holland & Knight LLP
                           222 Lakeview Avenue
                           Suite 1000
                           West Palm Beach, Florida  33401
                           Attention: David L. Perry, Esq.

                  If to the Trustee or the Collateral Agent:

                           The Bank of New York
                           101 Barclay Street, 8W
                           New York, New York 10286
                           Attention: Corporate Trust Administration
                           Facsimile: (212) 815-5707

                  Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

                  The Company, the Subsidiary Guarantors, the Collateral Agent or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to him by first-class mail, postage prepaid, at his address shown on the register kept by the Registrar.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication to a Holder is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

Section 12.03.    Communications by Holders with Other Holders.
                  ---------------------------------------------

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture, the Security Documents or the Notes. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 12.04.    Certificate and Opinion as to Conditions Precedent.
                  ---------------------------------------------------

                  Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee or the Collateral Agent, as the case may be, to take any action under this Indenture or the Security Documents, the Company shall furnish to the Trustee or the Collateral Agent, as the case may be:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 12.05 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) other than in connection with any release pursuant to
         Section 11.05(b) or Section 11.05(c), an Opinion of Counsel (which shall include the statements set forth in Section 12.05 below) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 12.05.    Statements Required in Certificate and Opinion.
                  -----------------------------------------------

                  Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

Section 12.06.    When Treasury Notes Disregarded.
                  --------------------------------

                  In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Subsidiary Guarantor or any other obligor on the Notes or by any Affiliate of any of them shall be disregarded, except that for the purposes of determining whether the Trustee or the Collateral Agent shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee or the Collateral Agent actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee or the Collateral Agent the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company, a Subsidiary Guarantor or any other obligor upon the Notes or any Affiliate of any of them.

Section 12.07.    Rules by Trustee, Collateral Agent and Agents.
                  ----------------------------------------------

                  The Trustee and the Collateral Agent may make reasonable rules for action by or meetings of Holders. The Registrar, the Calculation Agent and Paying Agent may make reasonable rules for their functions.

Section 12.08.    Business Days; Legal Holidays.
                  ------------------------------

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 12.09.    Governing Law.
                  --------------

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE

PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

Section 12.10.    No Adverse Interpretation of Other Agreements.
                  ----------------------------------------------

                  This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

Section 12.11.    No Recourse Against Others.
                  ---------------------------

                  No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Subsidiary Guarantor in this Indenture or the Security Documents or in any supplemental indenture, or in any of the Notes, or because of the creation of any Debt represented thereby, shall be had against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation or against the Property or assets of any such stockholder, officer, employee or director, either directly or through the Company or any Subsidiary Guarantor, or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Notes are solely obligations of the Company and the Subsidiary Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, officer, employee or director of the Company or any Subsidiary Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee and director, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer or director and may be enforced by any of them.

Section 12.12.    Successors.
                  -----------

                  All agreements of the Company and the Subsidiary Guarantors in this Indenture, the Security Documents and the Notes shall bind their respective successors. All agreements of the Trustee, any additional trustee, the Collateral Agent, any additional collateral agent and any Paying Agents in this Indenture shall bind its successor.

Section 12.13.    Multiple Counterparts.
                  ----------------------

                  The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

Section 12.14.    Table of Contents, Headings, etc.
                  ---------------------------------

                  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12.15.    Separability.
                  -------------

                  Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date and year first written above.


                                  PAXSON COMMUNICATIONS CORPORATION
                                  (a Delaware corporation)


                                  By:
                                      ------------------------------------------
                                      Name:  Thomas E. Severson, Jr.
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                  SUBSIDIARY GUARANTORS:
                                  ---------------------

                                  BUD HITS, INC.
                                  (a Florida corporation)

                                  BUD SONGS, INC.
                                  (a Florida corporation)

                                  CLEARLAKE PRODUCTIONS, INC.
                                  (a Florida corporation)

                                  FLAGLER PRODUCTIONS, INC
                                  (a Florida corporation)

                                  IRON MOUNTAIN PRODUCTIONS, INC.
                                  (a Florida corporation)

                                  OCEAN STATE TELEVISION, LLC
                                  (a Delaware limited liability company)

                                  PAX HITS PUBLISHING, INC.
                                  (a Florida corporation)

                                  PAX INTERNET, INC.
                                  (a Florida corporation)

                                  PAX NET TELEVISION PRODUCTIONS, INC.
                                  (a Florida corporation)

                                  PAX NET, INC.
                                  (a Delaware corporation)

                                  PAXSON AKRON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON ALBANY LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON ALBUQUERQUE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON ATLANTA LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON BATTLE CREEK LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON BIRMINGHAM LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON BOSTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON BOSTON-68 LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON BUFFALO LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON CEDAR RAPIDS LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON CHARLESTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON CHICAGO LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS LICENSE COMPANY, LLC
                                  (a Delaware limited liability company)

                                  PAXSON COMMUNICATIONS LPTV, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS MANAGEMENT COMPANY, INC.
                                   (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF AKRON-23, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF ALBANY-55, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF ATLANTA-14, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BOSTON-46, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BOSTON-60, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BOSTON-68, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF BUFFALO-51, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF CHICAGO-38, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF DALLAS-68, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF DAVENPORT-67, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF DENVER-59, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF DES MOINES-39, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF DETROIT-31, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF FRESNO-61, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF GREENVILLE-38, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF HARTFORD-26, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF HONOLULU-66, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF HOUSTON-49, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF INDIANAPOLIS-63, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF JACKSONVILLE-21, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF JACKSONVILLE-35, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF LEXINGTON-67, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC. (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF LOUISVILLE-21, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF MEMPHIS-50, INC.
                                  (a Florida corporation)

                                  PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                                  (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF MOBILE-61, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NASHVILLE-28, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NEW YORK-31, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NORFOLK-49, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF ORLANDO-56, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PHOENIX-13, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PHOENIX-51, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PORTLAND-22, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PORTLAND-23, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.
                                 (a Florida corporation)

                                PAXSON COMMUNICATIONS OF RALEIGH-47, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF ROANOKE-38, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC. (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC. (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SAN JUAN, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SCRANTON-64, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SEATTLE-33, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SPOKANE-34, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF TAMPA-66, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF TUCSON-46, INC.
                                (a Florida corporation)

                                PAXSON COMMUNICATIONS OF TULSA-44, INC.
                                (a Florida corporation)

                               PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.
                               (a Florida corporation)

                               PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.
                               (a Florida corporation)

                               PAXSON COMMUNICATIONS OF WAUSAU-46, INC.
                               (a Florida corporation)

                               PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC. (a Florida corporation)

                               PAXSON COMMUNICATIONS TELEVISION, INC.
                               (a Florida corporation)

                               PAXSON DALLAS LICENSE, INC.
                               (a Florida corporation)

                               PAXSON DAVENPORT LICENSE, INC.
                               (a Florida corporation)

                               PAXSON DENVER LICENSE, INC.
                               (a Florida corporation)

                               PAXSON DES MOINES LICENSE, INC.
                               (a Florida corporation)

                               PAXSON DETROIT LICENSE, INC.
                               (a Florida corporation)

                               PAXSON DEVELOPMENT, INC.
                               (a Florida corporation)

                               PAXSON FAYETTEVILLE LICENSE, INC.
                               (a Florida corporation)

                               PAXSON FRESNO LICENSE, INC.
                               (a Florida corporation)

                               PAXSON GREENSBORO LICENSE, INC.
                               (a Florida corporation)

                               PAXSON GREENVILLE LICENSE, INC.
                               (a Florida corporation)

                               PAXSON HARTFORD HOLDINGS, INC.
                               (a Florida corporation)

                               PAXSON HARTFORD LICENSE, INC.
                               (a Florida corporation)

                                  PAXSON HAWAII LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON HOLDINGS, INC.
                                  (a Florida corporation)

                                  PAXSON HOUSTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON INDIANAPOLIS HOLDINGS, INC.
                                  (a Florida corporation)

                                  PAXSON INDIANAPOLIS LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON JACKSONVILLE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON JAX LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON KANSAS CITY LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON KNOXVILLE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON LEXINGTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON LOS ANGELES LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON MERCHANDISING & LICENSING, INC.
                                  (a Florida corporation)

                                  PAXSON MIAMI-35 LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON MILWAUKEE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON MINNEAPOLIS LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON MOBILE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON NEW YORK LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON NORFOLK LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON NORWELL HOLDINGS, INC.
                                  (a Florida corporation)

                                  PAXSON NORWELL INTEREST, INC.
                                  (a Florida corporation)

                                  PAXSON NORWELL INTERMEDIARY, INC.
                                  (a Florida corporation)

                                  PAXSON OKLAHOMA CITY LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON ORLANDO LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON PHILADELPHIA LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON PHOENIX LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON PORTLAND LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON PRODUCTIONS, INC.
                                  (a Florida corporation)

                                  PAXSON RALEIGH LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON ROANOKE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SACRAMENTO LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SALEM LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SALT LAKE CITY LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SAN ANTONIO LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SAN JOSE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SCRANTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SEATTLE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SHREVEPORT LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SPOKANE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SPORTS OF MIAMI, INC.
                                  (a Florida corporation)

                                  PAXSON ST. CROIX LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON SYRACUSE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON TAMPA-66 LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON TELEVISION PRODUCTIONS, INC.
                                  (a Florida corporation)

                                  PAXSON TELEVISION, INC.
                                  (a Florida corporation)

                                  PAXSON TENNESSEE LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON TULSA LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON WASHINGTON LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON WASHINGTON-60 LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON WAUSAU LICENSE, INC.
                                  (a Florida corporation)

                                  PAXSON WEST PALM BEACH HOLDINGS, INC.
                                  (a Delaware corporation)

                                  PAXSON WEST PALM BEACH LICENSE, INC.
                                  (a Florida corporation)

                            PCC DIRECT, INC.
                            (a Florida corporation)


                            TRAVEL CHANNEL ACQUISITION CORPORATION
                            (a Florida corporation)


                            By:
                                -----------------------------------------
                                Name:  Thomas E. Severson, Jr.
                                Title: Vice President and Treasurer
                                       of each of such Subsidiary Guarantors


                            AMERICA 51, L.P.
                            (a Delaware limited partnership)


                            By: Paxson Communications of Phoenix-51, Inc.,
                                its General Partner and Limited Partner


                            By: Paxson Communications Television, Inc.,
                                its Limited Partner


                            By:
                                ------------------------------------------
                                Name:  Thomas E. Severson, Jr.
                                Title: Vice President and Treasurer
                                       of such General and Limited Partners


                            THE BANK OF NEW YORK as Trustee and Collateral Agent


                            By:
                                ------------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A

                                 [Face of Note]


================================================================================

                                                                     CUSIP _____

                        PAXSON COMMUNICATIONS CORPORATION
                   Senior Secured Floating Rate Notes due 2010


No. ___                                                            $____________


                       PAXSON COMMUNICATIONS CORPORATION,
                     a Delaware corporation (the "Company")


promises to pay to ______________________________________________ or registered assigns, the principal sum of _____________________ Dollars on January 15, 2010.

Interest Payment Dates: January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2004.

Record Dates: January 1, April 1, July 1 and October 1 of each year.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


                                            PAXSON COMMUNICATIONS CORPORATION


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


This is one of the Notes referred to
in the within-mentioned Indenture:

Dated:

THE BANK OF NEW YORK,
as Trustee


By:
    -------------------------
      Authorized Signatory

                                [Reverse of Note]
             Senior Secured Floating Rate Notes due January 15, 2010


[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Restricted Notes Legend, if applicable pursuant to the provisions of the Indenture]

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. Interest.

                  (a) The Notes will bear interest at a rate per annum, reset quarterly, equal to LIBOR plus 2.75% as determined by the calculation agent (the "Calculation Agent"), which shall initially be the Trustee. For purposes of this paragraph 1(a), the following terms have the meanings indicated below:

                  "LIBOR," with respect to an Interest Period, will be the rate (expressed as a percentage per annum) for deposits in United States dollars for three-month periods beginning on the first day of such Interest Period that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include such a rate or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in United States dollars for a three-month period beginning on the first day of such Interest Period. If at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the first day of such Interest Period. If at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

                  "Interest Period" means the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date; provided that the first Interest Period shall commence on and include January 12, 2004 and end on and include April 14, 2004.

                  "Determination Date," with respect to an Interest Period, will be the second London Banking Day preceding the first day of the Interest Period.

                  "London Banking Day" is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

                  "Representative Amount" means a principal amount of not less than US$1,000,000 for a single transaction in the relevant market at the relevant time.

                  "Telerate Page 3750" means the display designated as "Page 3750" on the Moneyline Telerate service (or such other page as may replace Page 3750 on that service).

                  The amount of interest for each day that the Notes are outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Notes. The amount of interest to be paid on the Notes for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

                  All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655))
and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

                  Notwithstanding anything to the contrary in this paragraph 1, the interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

                  The Calculation Agent will, upon the request of the holder of any Note, provide the interest rate then in effect with respect to the Notes. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company, the Subsidiary Guarantors and the Holders of the Notes.

                  The Company will pay interest quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be April 15, 2004. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate borne by the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.

                  2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1, April 1, July 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.11 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without The City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium, if any, and interest on, all Global Notes. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. Paying Agent, Registrar and Calculation Agent. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent, Registrar and Calculation Agent. The

Company may change any Paying Agent, Registrar or Calculation Agent without notice to any Holder. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent or Calculation Agent but may act as Registrar or co-registrar.

                  4. Indenture; Subsidiary Guarantees; Security Documents; Restrictive Covenants. The Company issued the Notes under an Indenture dated as of January 12, 2004 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of this Note include those stated in the Indenture to be applicable by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. This
Note is subject to all such terms, and the Holder of this Note is referred to the Indenture for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

                  The Notes are secured obligations of the Company limited to $365,000,000 aggregate principal amount. The Indenture and Security Documents impose certain limitations on, among other things, indebtedness, issuance and sale of capital stock of Restricted Subsidiaries, restricted payments, liens, asset sales, transactions with affiliates, layered debt, and restrictions on distributions from Restricted Subsidiaries.

                  5. [intentionally omitted]

                  6. Optional Redemption.

                  (a) The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). The following prices are for Notes redeemed during the 12-month period commencing on January 15 of the years set forth below, and are expressed as percentages of principal amount:

                  REDEMPTION YEAR                            PRICE
                  2004....................................  102.000%
                  2005....................................  101.000%
                  2006 and thereafter.....................  100.000%

                  (b) On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest on Notes called for redemption shall have been made available in accordance with the terms of the Indenture, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the redemption price of and, subject to the terms of the Indenture, accrued and unpaid interest on such Notes to the redemption date.

                  7. No Mandatory Redemption. Except as set forth in paragraph 8 below and Section 4.21 of the Indenture, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

                  8. Offers to Purchase. The Indenture requires that certain proceeds from Asset Sales and Asset Sales of Principal Stations be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to purchase Notes upon the occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

                  9. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.

                  10. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

                  11. Unclaimed Money. If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

                  12. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture, the Security Documents or the Notes may be modified, amended or supplemented by the Company, the Guarantors and the Trustee (or the Collateral Agent) with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of Holders, the Company, the Guarantors and the Trustee may amend the Indenture and the Security Documents for certain specified purposes including providing for uncertificated Notes in addition to or in place of certificated Notes, and curing any ambiguity, omission, defect or inconsistency, or making any other change that does not adversely affect the rights of any Holder.

                  13. Successor Entity. When a successor corporation assumes all the obligations of its predecessor under the Notes, the Indenture and the Security Documents and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

                  14. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(7) or (8) of the Indenture with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration and such amounts shall become immediately due and payable. In case an Event of Default specified in Section 6.01(7) or (8) of the Indenture with respect to the Company or any Significant Subsidiary occurs, such principal amount together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes. After any such acceleration but before judgment or decree based on acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may, under certain circumstances, rescind and annul such acceleration and its consequences if, among other things, all existing Events of Default, other than the nonpayment of accelerated principal, premium, if any, or interest that has become due solely because of the acceleration have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  15. Trustee Dealings With the Company. The Trustee under the Indenture and the Collateral Agent, in their individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Subsidiary Guarantor or their Affiliates, and may otherwise deal with the Company, any Subsidiary Guarantor or their Affiliates as if it were not Trustee or Collateral Agent, as the case may be.

                  16. No Recourse Against Others. As more fully described in the Indenture, a director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Security Documents, Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

                  17. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance of the entire debt represented by the Notes and for defeasance of certain covenants in the Indenture upon compliance by the Company in each case with certain conditions set forth in the Indenture.

                  18. Abbreviations. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

                  19. CUSIP Numbers. The Company has caused CUSIP Numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  20. GOVERNING LAW. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THE NOTES.

                  21. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                        Paxson Communications Corporation
                            601 Clearwater Park Road
                         West Palm Beach, Florida 33401
                           Attention: General Counsel

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                              (Insert assignee's legal name)

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:____________

     Your Signature: ___________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Note purchased by the Company pursuant to Section 4.10, 4.12 or 4.18 of the Indenture, check the appropriate box below:

               Section 4.10 |_| Section 4.12 |_| Section 4.18 |_|

                  If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.10, 4.12 or Section 4.18 of the Indenture, state the aggregate principal amount you elect to have purchased:

                                $---------------

Date:____________

    Your Signature: ____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:__________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                            FORM OF NOTATION ON NOTE
                        RELATING TO SUBSIDIARY GUARANTEE

                  Each Subsidiary Guarantor (a "Subsidiary Guarantor," which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior secured basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal, premium of, if any, and interest on the Guaranteed Amount of Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Guaranteed Amount of Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company with respect to the Guaranteed Amount of Notes to the Holders or the Trustee, all in accordance with the terms of the Notes and the Indenture, and (b) in the case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise.

                  The obligations of each Subsidiary Guarantor to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Subsidiary Guarantee.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                               SUBSIDIARY GUARANTORS:
                               BUD HITS, INC.
                               BUD SONGS, INC.
                               CLEARLAKE PRODUCTIONS, INC.
                               FLAGLER PRODUCTIONS, INC.
                               IRON MOUNTAIN PRODUCTIONS, INC.
                               OCEAN STATE TELEVISION, LLC
                               PAX HITS PUBLISHING, INC.
                               PAX INTERNET, INC.
                               PAX NET, INC.
                               PAX NET TELEVISION PRODUCTIONS, INC..
                               PAXSON AKRON LICENSE, INC.
                               PAXSON ALBANY LICENSE, INC.
                               PAXSON ALBUQUERQUE LICENSE, INC.
                               PAXSON ATLANTA LICENSE, INC.
                               PAXSON BATTLE CREEK LICENSE, INC.
                               PAXSON BIRMINGHAM LICENSE, INC.
                               PAXSON BOSTON LICENSE, INC.
                               PAXSON BOSTON-68 LICENSE, INC.
                               PAXSON BUFFALO LICENSE, INC.
                               PAXSON CEDAR RAPIDS LICENSE, INC.
                               PAXSON CHARLESTON LICENSE, INC.
                               PAXSON CHICAGO LICENSE, INC.
                               PAXSON COMMUNICATIONS LICENSE COMPANY, LLC
                               PAXSON COMMUNICATIONS LPTV, INC.

                               PAXSON COMMUNICATIONS MANAGEMENT COMPANY, INC. PAXSON COMMUNICATIONS OF AKRON-23, INC.
                               PAXSON COMMUNICATIONS OF ALBANY-55, INC.
                               PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC. PAXSON COMMUNICATIONS OF ATLANTA-14, INC. PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC. PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC. PAXSON COMMUNICATIONS OF BOSTON-46, INC. PAXSON COMMUNICATIONS OF BOSTON-60, INC. PAXSON COMMUNICATIONS OF BOSTON-68, INC. PAXSON COMMUNICATIONS OF BUFFALO-51, INC. PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC. PAXSON COMMUNICATIONS OF CHARLESTON-29, INC. PAXSON COMMUNICATIONS OF CHICAGO-38, INC. PAXSON COMMUNICATIONS OF DALLAS-68, INC. PAXSON COMMUNICATIONS OF DAVENPORT-67, INC. PAXSON COMMUNICATIONS OF DENVER-59, INC. PAXSON COMMUNICATIONS OF DES MOINES-39, INC. PAXSON COMMUNICATIONS OF DETROIT-31, INC. PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC. PAXSON COMMUNICATIONS OF FRESNO-61, INC. PAXSON COMMUNICATIONS OF GREENSBORO-16, INC. PAXSON COMMUNICATIONS OF GREENVILLE-38, INC. PAXSON COMMUNICATIONS OF HARTFORD-26, INC. PAXSON COMMUNICATIONS OF HONOLULU-66, INC. PAXSON COMMUNICATIONS OF HOUSTON-49, INC. PAXSON COMMUNICATIONS OF INDIANAPOLIS-63, INC. PAXSON COMMUNICATIONS OF JACKSONVILLE-21, INC. PAXSON COMMUNICATIONS OF JACKSONVILLE-35, INC. PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC. PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC. PAXSON COMMUNICATIONS OF LEXINGTON-67, INC. PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC. PAXSON COMMUNICATIONS OF LOUISVILLE-21, INC. PAXSON COMMUNICATIONS OF MEMPHIS-50, INC. PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                               PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC.
                               PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC. PAXSON COMMUNICATIONS OF MOBILE-61, INC. PAXSON COMMUNICATIONS OF NASHVILLE-28, INC. PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC. PAXSON COMMUNICATIONS OF NEW YORK-31, INC.

                               PAXSON COMMUNICATIONS OF NORFOLK-49, INC.
                               PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC. PAXSON COMMUNICATIONS OF ORLANDO-56, INC.
                               PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC. PAXSON COMMUNICATIONS OF PHOENIX-13, INC.
                               PAXSON COMMUNICATIONS OF PHOENIX-51, INC.
                               PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.
                               PAXSON COMMUNICATIONS OF PORTLAND-22, INC.
                               PAXSON COMMUNICATIONS OF PORTLAND-23, INC.
                               PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.
                               PAXSON COMMUNICATIONS OF RALEIGH-47, INC.
                               PAXSON COMMUNICATIONS OF ROANOKE-38, INC.
                               PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.
                               PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC. PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC. PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.
                               PAXSON COMMUNICATIONS OF SAN JUAN, INC.
                               PAXSON COMMUNICATIONS OF SCRANTON-64, INC.
                               PAXSON COMMUNICATIONS OF SEATTLE-33, INC.
                               PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.
                               PAXSON COMMUNICATIONS OF SPOKANE-34, INC.
                               PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.
                               PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC.
                               PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.
                               PAXSON COMMUNICATIONS OF TAMPA-66, INC.
                               PAXSON COMMUNICATIONS OF TUCSON-46, INC.
                               PAXSON COMMUNICATIONS OF TULSA-44, INC.
                               PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.
                               PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.
                               PAXSON COMMUNICATIONS OF WAUSAU-46, INC.
                               PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC. PAXSON COMMUNICATIONS TELEVISION, INC.
                               PAXSON DALLAS LICENSE, INC.
                               PAXSON DAVENPORT LICENSE, INC.
                               PAXSON DENVER LICENSE, INC.
                               PAXSON DES MOINES LICENSE, INC.
                               PAXSON DETROIT LICENSE, INC.
                               PAXSON DEVELOPMENT, INC.
                               PAXSON FAYETTEVILLE LICENSE, INC.
                               PAXSON FRESNO LICENSE, INC.
                               PAXSON GREENSBORO LICENSE, INC.
                               PAXSON GREENVILLE LICENSE, INC.
                               PAXSON HARTFORD HOLDINGS, INC.
                               PAXSON HARTFORD LICENSE, INC.
                               PAXSON HAWAII LICENSE, INC.
                               PAXSON HOLDINGS, INC.

                               PAXSON HOUSTON LICENSE, INC.
                               PAXSON INDIANAPOLIS HOLDINGS, INC.
                               PAXSON INDIANAPOLIS LICENSE, INC.
                               PAXSON JACKSONVILLE LICENSE, INC.
                               PAXSON JAX LICENSE, INC.
                               PAXSON KANSAS CITY LICENSE, INC.
                               PAXSON KNOXVILLE LICENSE, INC.
                               PAXSON LEXINGTON LICENSE, INC.
                               PAXSON LOS ANGELES LICENSE, INC.
                               PAXSON MERCHANDISING & LICENSING, INC.
                               PAXSON MIAMI-35 LICENSE, INC.
                               PAXSON MILWAUKEE LICENSE, INC.
                               PAXSON MINNEAPOLIS LICENSE, INC.
                               PAXSON MOBILE LICENSE, INC.
                               PAXSON NEW YORK LICENSE, INC.
                               PAXSON NORFOLK LICENSE, INC.
                               PAXSON NORWELL HOLDINGS, INC.
                               PAXSON NORWELL INTEREST, INC.
                               PAXSON NORWELL INTERMEDIARY, INC.
                               PAXSON OKLAHOMA CITY LICENSE, INC.
                               PAXSON ORLANDO LICENSE, INC.
                               PAXSON PHILADELPHIA LICENSE, INC.
                               PAXSON PHOENIX LICENSE, INC.
                               PAXSON PORTLAND LICENSE, INC.
                               PAXSON PRODUCTIONS, INC.
                               PAXSON RALEIGH LICENSE, INC.
                               PAXSON ROANOKE LICENSE, INC.
                               PAXSON SACRAMENTO LICENSE, INC.
                               PAXSON SALEM LICENSE, INC.
                               PAXSON SALT LAKE CITY LICENSE, INC.
                               PAXSON SAN ANTONIO LICENSE, INC.
                               PAXSON SAN JOSE LICENSE, INC.
                               PAXSON SCRANTON LICENSE, INC.
                               PAXSON SEATTLE LICENSE, INC.
                               PAXSON SHREVEPORT LICENSE, INC.
                               PAXSON SPOKANE LICENSE, INC.
                               PAXSON SPORTS OF MIAMI, INC.
                               PAXSON ST. CROIX LICENSE, INC.
                               PAXSON SYRACUSE LICENSE, INC.
                               PAXSON TAMPA-66 LICENSE, INC.
                               PAXSON TELEVISION PRODUCTIONS, INC.
                               PAXSON TELEVISION, INC.
                               PAXSON TENNESSEE LICENSE, INC.
                               PAXSON TULSA LICENSE, INC.
                               PAXSON WASHINGTON LICENSE, INC.
                               PAXSON WASHINGTON-60 LICENSE, INC.
                               PAXSON WAUSAU LICENSE, INC.
                               PAXSON WEST PALM BEACH HOLDINGS, INC.
                               PAXSON WEST PALM BEACH LICENSE, INC.
                               PCC DIRECT, INC.

                               TRAVEL CHANNEL ACQUISITION CORPORATION


                               By:
                                   ---------------------------------------------
                                   Name:  Thomas E. Severson, Jr.
                                   Title: Vice President and Treasurer
                                          of each of such Subsidiary Guarantors


                               AMERICA 51, L.P.
                               (a Delaware limited partnership)

                               By: Paxson Communications of Phoenix-51, Inc.,
                                   its General Partner and Limited Partner

                               By: Paxson Communications Television, Inc.,
                                   its Limited Partner


                               By:
                                   ---------------------------------------------
                                   Name:  Thomas E. Severson, Jr.
                                   Title: Vice President and Treasurer
                                          of such General and Limited Partners

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:



                                                                         Principal Amount         Signature of
                        Amount of decrease in  Amount of increase in    of this Global Note   authorized officer of
                          Principal Amount        Principal Amount    following such decrease    Trustee or Note
   Date of Exchange      of this Global Note    of this Global Note        (or increase)            Custodian
   ----------------      -------------------    -------------------        -------------            ---------


(1) This schedule should be included only if the Note is issued in global form.

                                                                       EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER


Paxson Communications Corporation
601 Clearwater Park Road
West Palm Beach, Florida 33401
Attention: General Counsel

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286

Attention:  Corporate Trust Administration
(Paxson Communications Corporation
Senior Secured Floating Rate Notes due January 15, 2010)

                  Re:    Senior Secured Floating Rate Notes due January 15, 2010

                  Reference is hereby made to the Indenture, dated as of January 12, 2004 (the "Indenture"), between Paxson Communications Corporation, as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ___________________ (the "Transferor"), owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

                  1. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

                  2. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such

Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Restricted Notes Legend printed on the Regulation S Global Note and/or Definitive Note and in the Indenture and the Securities Act.

                  3. |_| CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

                  (b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

                  (c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

                  (d) |_| such Transfer is being effected to an Institutional Accredited Investor for its own account or for the account of such an Institutional Accredited Investor, in a minimum principal amount of the securities of $250,000 and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Definitive Notes and in the Indenture and the Securities Act.

                  4. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

                  (a) |_| CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (b) |_| CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (c) |_| CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                               ---------------------------------
                                                 [Insert Name of Transferor]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

                                   [CHECK ONE]

         (a) |_| a beneficial interest in the:

                  (i) |_| 144A Global Note (CUSIP _________________), or

                 (ii) |_| IAI Global Note (CUSIP _________________), or

                (iii) |_| Regulation S Global Note (CUSIP ________________),

         or

                 (iv) |_| Unrestricted Global Note (CUSIP ________________), or

         (b) |_| a Restricted Definitive Note; or

         (c) |_| an Unrestricted Definitive Note,

2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]

         (a) |_| a beneficial interest in the:

                  (i) |_| 144A Global Note (CUSIP _________________), or

                 (ii) |_| IAI Global Note (CUSIP _________________), or

                (iii) |_| Regulation S Global Note (CUSIP ________________), or

                 (iv) |_| Unrestricted Global Note (CUSIP ________________), or

         (b) |_| a Restricted Definitive Note; or

         (c) |_| an Unrestricted Definitive Note,

         in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Paxson Communications Corporation
601 Clearwater Park Road
West Palm Beach, Florida 33401
Attention: General Counsel

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286

Attention:  Corporate Trust Administration
(Paxson Communications Corporation
Senior Secured Floating Rate Notes due January 15, 2010)

           Re: Senior Secured Floating Rate Notes due January 15, 2010

                          (CUSIP _____________________)

                  Reference is hereby made to the Indenture, dated as of January 12, 2004 (the "Indenture"), between Paxson Communications Corporation, as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  __________________________ (the "Owner"), owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                  1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.

                  (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES.

                  (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  (b) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in a Restricted Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                               ---------------------------------
                                                  [Insert Name of Transferor]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Paxson Communications Corporation
601 Clearwater Park Road
West Palm Beach, Florida 33401
Attention: General Counsel

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286

Attention:  Corporate Trust Administration
(Paxson Communications Corporation
Senior Secured Floating Rate Notes due January 15, 2010

                  Re:    Senior Secured Floating Rate Notes due January 15, 2010

                  Reference is hereby made to the Indenture, dated as of January 12, 2004 (the "Indenture"), between Paxson Communications Corporation, as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (a) |_| a beneficial interest in a Global Note, or

                  (b) |_| a Definitive Note,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of

Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                               ---------------------------------
                                                 [Insert Name of Transferor]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:


                                      D-2